Registration No. 333-71853

& 811-09225

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 14	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 14	☒

THRIVENT VARIABLE ANNUITY ACCOUNT II

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

NAME AND ADDRESS OF AGENT FOR SERVICE

Cynthia K. Mueller

4321 North Ballard Road

Appleton, WI 54919

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2010 pursuant to paragraph (b) (1) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

Single Premium Immediate

Variable Annuity

Prospectuses

April 30, 2010

Thrivent Variable Annuity Account II

Thrivent Series Fund, Inc.

Thrivent.com

THRIVENT VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

FOR

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
Facsimile: 800-225-2264

This Prospectus describes the individual single premium immediate variable annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent Financial,” “we,” “us,” or “our”), a fraternal benefit society organized under Wisconsin law. We offer the Contract to a member or a person eligible for membership who is also applying for membership.

We allocate net premiums based on your designation to one or more Subaccounts of Thrivent Variable Annuity Account II (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays guaranteed periodic payments). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios of the Fund, although some of the Portfolios are managed by an investment subadviser. The accompanying Prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management, Inc.)

Thrivent Partner Natural Resources Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Emerging Markets Portfolio

(subadvised by Aberdeen Asset Management Investment
Services Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Utilities Portfolio

(subadvised by BlackRock Investment Management, LLC)

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and Principal Global Investors, LLC)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio II

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Partner Socially Responsible Bond Portfolio

(subadvised by Calvert Asset Management Company, Inc.)

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated April 30, 2010. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us or writing us or going online at thrivent.com. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed with the SEC. The Table of Contents for the SAI may be found on Page 37 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or preceded by the current Prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is April 30, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK]

DEFINITIONS

Annuitant. The person on whose life or life expectancy the Contract is based.

Annuity Payment. One of a series of periodic distributions.

Annuity Payment Date. The date of the month on which you elect to receive Annuity Payments.

Annuity Payment Period. The period during which Annuity Payments are made.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The Contract between you and us providing the single premium immediate variable annuity.

Contract Anniversary. The same date in each year as the Issue Date.

Contract Year. A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

Code. The Internal Revenue Code of 1986, as amended.

Fixed Account. Part of the general account of Thrivent Financial, which includes all of Thrivent Financials assets other than those in any Variable Account of Thrivent Financial.

Funds. Thrivent Series Fund, Inc.

Issue Date. The effective date of the Contract, generally the date on which we apply your premium.

Medallion Signature Guarantee. A stamp provided by a financial institution that guarantees your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or a savings association participating in the Medallion Signature Guarantee Program provides that service.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403(b), 408 or 408A of the Code.

Service Center. The Annuity Customer Interaction Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) THRIVENT, (1-800-847-4836).

Subaccount. A division of the Variable Account that invests exclusively in shares of a single portfolio of the fund.

Valuation Date. Any date we are open for business and the New York Stock Exchange is open for regular trading. The Valuation Date ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account II, which is separate from Thrivent Financial’s general account.

Written Request. A written request or notice provided by the owner, received in good order by Thrivent Financial at its Service Center and satisfactory in form and content to Thrivent Financial.

FEES AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Transfer Charge (after 12 free transfers per Contract Year)	$25[1]

Maximum Commuted Value Charge (if surrendered)	2%[2]

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Fees and Expenses other than Fund Expenses
Mortality and Expense Risk Charge	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2009, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Fund Operating Expenses[3]
	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, and other expenses):	0.43%	4.67%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following two examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 1: If you select a life income payment option with a 10-year guaranteed Payment

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$226	$535	$842	$1,603
Maximum Portfolio Expenses:	$635	$1,684	$2,633	$4,621
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$168	$499	$824	$1,603
Maximum Portfolio Expenses:	$580	$1,653	$2,619	$4,621

Example 2: If you select a 10-year fixed period income payment option

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$321	$522	$671	$809
Maximum Portfolio Expenses:	$694	$1,483	$2,031	$2,491
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$155	$420	$620	$809
Maximum Portfolio Expenses:	$535	$1,393	$1,990	$2,491

Notes to Fee and Expense Tables:

1 You are allowed 12 free transfers from the Subaccounts in each Contract Year. Subsequent transfers will incur a $25 transfer charge.

2 If you surrender or withdraw from the Contract, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the Fixed Account using an interest rate that is currently 0.5% greater than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the contract has an indirect surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would receive had you chosen to continue receiving Annuity Payments.

3 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.39% to 1.50%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definition of terms which can help you understand details about your Contract. This summary gives you a brief overview of the more significant aspects of the Contract. Please refer to the remainder of this Prospectus for more detailed information.

The Contract

The Contract along with any riders or endorsements, amendments, application, and our Articles of Incorporation and Bylaws constitutes your entire agreement. The Contract is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying Subaccounts you select.

You may purchase the Contract for a minimum single premium of $5,000. In order to purchase a Contract, you must submit an application to us through one of our financial representatives who is also a registered representative of Thrivent Investment Management Inc. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership. The Contract may not be available for purchase in all states.

Investment Options

The Contract offers a choice of a number of variable investment options. You bear the investment risk as to the performance of the variable investment options. The Contract also offers a Fixed Account option. Premiums allocated to the Fixed Account will fund guaranteed periodic payments.

Free Look Period

You may cancel your Contract within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Thrivent Money Market Subaccount during the Free Look Period.

Withdrawals and Surrenders

Unless your Contract is irrevocable, you may withdraw from or surrender the Contract for its commuted value. If you take a withdrawal from or surrender the Contract before attaining age 59 1/2, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your Contract’s value among the Subaccounts or from the Subaccounts to the Fixed Account subject to certain limitations. We do not allow transfers from the Fixed Account. You may make up to twelve transfers per year. Certain other restrictions apply to transfers.

Annuity Payment Amount

We determine the amount of your Annuity Payment based upon your premium, the Annuity Payment option you choose, and the investment allocations that you select.

Federal Tax Status

All or a portion of every distribution or Annuity Payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59 1/2. Current tax laws may change at any time.

SUMMARY

Death proceeds are taxable and generally are included in the income of the recipient as follows:

♦	If received under a payment option, they are taxed only after the remaining investment in the contract has been recovered.

♦	If distributed in a lump sum, they are taxed in the same manner as a full surrender.

Condensed Financial Information

Condensed financial information containing the accumulated unit value history appears at the end of this Prospectus in Appendix A.

THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin Law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of the Contract described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1999. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Variable Account to up to 40 of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized Portfolios below are “fund of funds;” which are comprised of investments in other Portfolios within the Fund. These Portfolios have higher fees than the other Portfolios since they incorporate a fee in addition to the fees of the underlying Portfolios themselves. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount	Thrivent Partner Healthcare Portfolio
Thrivent Partner Natural Resources Subaccount	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Subaccount	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Utilities Subaccount	Thrivent Partner Utilities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner Socially Responsible Stock Subaccount	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Partner Socially Responsible Bond Subaccount	Thrivent Partner Socially Responsible Bond Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Partner Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Utilities Portfolio. To seek capital appreciation and current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner International Stock Portfolio. To achieve long-term growth of capital.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

INVESTMENT OPTIONS

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Partner Socially Responsible Bond Portfolio. To seek to maximize income.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company Variable Accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity Variable Accounts and variable life insurance Variable Accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different Variable Accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the Variable Accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as a diversified, open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contract, to make payments upon surrenders, to provide benefits under the Contract, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management, Inc.	Thrivent Partner Healthcare Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Natural Resources Portfolio
Aberdeen Asset Management Investment Services Limited	Thrivent Partner Emerging Markets Portfolio
BlackRock Investment Management, LLC	Thrivent Partner Utilities Portfolio

INVESTMENT OPTIONS

Subadviser	Portfolio Name
Turner Investment Partners, Inc.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio
Aberdeen Asset Management Investment Services Limited, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.	Thrivent Partner Worldwide Allocation Portfolio
Mercator Asset Management, LP and Principal Global Investors, LLC	Thrivent Partner International Stock Portfolio
Calvert Asset Management Company, Inc. and Atlanta Capital Management Company, L.L.C.	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio
Calvert Asset Management Company, Inc.	Thrivent Partner Socially Responsible Bond Portfolio

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Variable Accounts of ours.

Fixed Account

You may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Because of exemptive

INVESTMENT OPTIONS

and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

THE CONTRACT

Application and Purchase

The Contract is an individual single premium immediate variable annuity. We offer the Contract to members, people who are eligible for membership and employees of Thrivent Financial (including employees of our subsidiaries and affiliates).

We may issue the Contract as:

♦	a nonqualified annuity;

♦	a traditional individual retirement annuity (Traditional IRA);

♦	a 403(b) annuity (tax-sheltered annuity) (TSA); or

♦	as a funding vehicle for qualified retirement plans or in circumstances where the annuity may qualify for special treatment under the Code.

You may purchase a Contract by completing and submitting an application. We restrict purchase of the Contract to Annuitants depending on the Age of the Annuitant and the Annuity Payment selected as follows:

♦	Life Income - Ages 40 to 90;

♦	Fixed period income – Ages 0 to 110 (Issue Age must be less than 100).

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks.

Certain provisions of the Contract may vary from state to state in order to conform with the law of the state in which you reside. This Prospectus describes generally applicable provisions. You should refer to your Contract for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any Subaccount of the Variable Account and/or the Fixed Account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any Subaccount or the Fixed Account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order. We reserve the right to limit the number of allocations to subaccounts and fixed account to no more than 40.

THE CONTRACT

If your application is in good order, we will allocate the premium to your chosen Subaccount(s) and/or Fixed Account (or in certain states, to the Thrivent Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium at our Service Center. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. We determine the annuity unit value (AUV) of each Subaccount at the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time). We do not purchase or redeem any annuity units on any day that Thrivent Financial is not open for business. Requests received after the close of the New York Stock Exchange are processed the next Valuation Date.

Free Look Period

Generally, you may return your Contract for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your Contract to determine your free look period.

In order to return your Contract, you must deliver or mail the Contract along with a Written Request to our Service Center. Upon cancellation, the Contract will be void as of the Issue Date and you will be entitled to receive an amount equal to the Contract’s free look value as of the date you notify us or the date we receive your cancellation request in our Service Center, whichever is earlier. The Contract’s free look value is the total of the free look value for each of the Subaccounts and Fixed Account that you selected. The free look value for each of the Subaccounts is the premium allocated to that Subaccount multiplied by the Subaccount investment factor for each Valuation Period minus any payments made attributable to that Subaccount, see Subaccount Investment Factor. The free look value for the Fixed Account is the amount of premium allocated to the Fixed Account minus any payments made from the Fixed Account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your Contract is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a Contract is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the Subaccounts to the Thrivent Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the Contract by mail. After this period, we will allocate the value of the annuity units of the Thrivent Money Market Subaccount to the Subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the Contract’s free look value.

Telephone and Online Transactions

You may perform various transactions over the telephone if we receive proper written authorization from you prior to any such transaction. You may give such authorization at the time you complete your application, or later upon request.

We have adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Contract Owner if an unauthorized person uses this service in the Contract Owner’s name. Thrivent Financial disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if Thrivent Financial does not take reasonable steps to help ensure that such authorizations are valid, Thrivent Financial may be liable for such

THE CONTRACT

losses. Certain circumstances may prevent you from conducting telephone transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone transaction, we recommend you provide us with Written Notice.

If due to malfunction or other circumstances, the recording of the Contact Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction.

The telephone number for transactions is (800) 847-4836.

We reserve the right to suspend or limit telephone transactions. We currently allow Contract Owners to pay premiums online at www.thrivent.com. We may offer other online transactions in the future. For more information regarding online transactions, please contact the Service Center at (800) 847-4836.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Date will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Date. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the Contract. Unless the owner is an entity, the owner is also the Annuitant. As owner, you can name beneficiaries, and make transfers between Subaccounts and to the Fixed Account. You will receive all Annuity Payments during the Annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the Annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the Annuitant’s life to determine the amount and duration of any Annuity Payments.

Under certain circumstances other entities, such as trusts, may purchase Thrivent Financial products but are not eligible for membership.

Adult and Juvenile Contracts

We issue adult Contracts to applicants who are age 16 or older who become benefit members of Thrivent Financial. We issue juvenile Contracts when the proposed Annuitant is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult Contract, the Annuitant must be 16 years of age or older. Typically, the applicant of the Contract is the owner and Annuitant of the Contract. While the Annuitant is alive, the owner of the Contract may exercise every right and enjoy every benefit provided in the Contract. The person who applies for the Contract becomes a benefit member of Thrivent Financial upon our approval of the membership application.

THE CONTRACT

For the juvenile Contract, a juvenile is named as the Annuitant and owner of the Contract. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the Contract. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile Annuitant. These rights are described in the Contract. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the Contract.

Transfer of control to the juvenile Annuitant will take place at the first Contract Anniversary date following the earlier of:

♦	the Annuitant’s 21st birthday; or

♦	the Annuitant’s 16th birthday after the adult controller transfers control to the Annuitant in writing; or

♦	the death of the adult controller after the Annuitant’s 16th birthday.

If the person who has control of the Contract dies before the Annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the Annuitant, we may transfer control of the Contract to some other eligible person according to our bylaws.

The juvenile Annuitant will become a benefit member of Thrivent Financial on the first Contract Anniversary date on or following the juvenile’s 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the Contract, if any. If no beneficiary has been named or the beneficiary does not survive the Annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Thrivent Financial bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

♦	equally to the beneficiaries in the first class. If none are living, then;

♦	equally to the beneficiaries in the second class. If none are living, then;

♦	equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the Annuitant, we will consider the beneficiary to have died before the Annuitant for purposes of paying the death proceeds.

No Beneficiary change shall take effect unless received by Thrivent Financial at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to Thrivent Financial while the insured was alive. Such beneficiary change shall be null and void where Thrivent Financial has made a good faith payment of the proceeds or has taken other action before receiving the change.

If you elect not to have a guaranteed payment period or all Annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignment of Ownership

The Contract cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

ANNUITY PAYMENTS

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first Annuity Payment. You must select the Annuity Payment option when applying for the Contract. You may not change the type of Annuity Payment option once we issue the Contract.

If you choose a life income payment option, you must elect to characterize your Contract and its Annuity Payments as either revocable or irrevocable. (However, some states do not allow the characterization of a Contract as revocable.) For all other payment options, your Contract will be revocable. If you elect the irrevocable option, you cannot later change the Annuity Payments, or receive a withdrawal or surrender from the Contract. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the Contract. If your Contract is revocable you can:

♦	change the duration of the guaranteed payment period (to a shorter period);

♦	receive withdrawals; and

♦	surrender the Contract.

If your Contract is revocable and you have chosen a life income payment option, you can later characterize your Contract as irrevocable. However, once you characterize your Contract as irrevocable, you cannot later change it to a revocable Contract once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable Contract may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable Contract, a revocable Contract may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the Contract, particularly in the short term. Withdrawals or surrenders from a revocable Contract result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Contract Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the Subaccounts and/or the Fixed Account to which we will apply your premium. We reserve the right to limit the number of allocations to subaccounts and fixed account to no more than 40. Except as discussed in Free Look Period, the annuity unit value for each Subaccount selected as of the Valuation Date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable Annuity Payment. Your total Annuity Payment will be the Fixed Account Annuity Payment, if any, plus the Variable Account Annuity Payment.

If you do not specify an Annuity Payment option, we will treat your application as not being in good order. If you do not specify whether or not the Contract and its Annuity Payments will be irrevocable or revocable, we will issue the Contract as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your Annuity Payments via electronic funds transfer to the financial institution that you request. If the owner of the Contract is not named on the account at the financial institution receiving the Annuity Payments, we will require a Medallion Signature Guarantee. If you do not tell us which financial institution and account you would like your Annuity Payments sent to, we will treat your application as not being in good order.

Annuity Payment Options

Fixed Period Income

Subject to our approval, we make Annuity Payments at regular intervals for a fixed number of payments, not to exceed the greater of 30 years or the Annuitant’s life expectancy. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the Annuity Payments will have been paid, the commuted value of the Contract will be zero, and the Contract will terminate.

ANNUITY PAYMENTS

Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of the Annuitant. If the Annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may choose a guaranteed payment period of 0 to 30 years at the time we issue the Contract. The amount of the payments depends upon the sex and age of the Annuitant, at the time we issue the Contract. If you select a shorter guaranteed payment period, you will receive larger Annuity Payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make Annuity Payments at regular intervals for the lifetime of both Annuitants. Unless an entity is the owner, the Annuitants also own the Contract as joint owners. Upon the death of one of the Annuitants, we will continue payments for the lifetime of the surviving Annuitant. If both Annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the Annuity Payment reduced after the death of the first Annuitant. The Annuity Payment may be reduced by a factor of 1/2, 1/3, or 1/4. We will reduce the payments immediately after the later of the first death of one of the Annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both Annuitants are alive. The amount of the payments depends upon the age and sex of the Annuitants at the time of issue.

Annuity Payment Dates

Annuity Payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the Annuity Payment will be distributed from the variable Subaccounts annually, but will be placed in the Fixed Account to earn interest. We will then make monthly payments from the Fixed Account for the remainder of the year.

You may select the Annuity Payment Date. If you do not select a payment date, the Annuity Payment Date will be the same day of the month as the Issue Date. In the event that you do not select a payment frequency, Annuity Payments will be made monthly. Once you select the Annuity Payment frequency or the Annuity Payment Date, neither may be changed.

After the first Annuity Payment, we compute subsequent payments on the date you elect to receive Annuity Payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the Fixed Account portion of the Contract.

Premiums deposited in the Fixed Account will fund guaranteed periodic payments. We will determine the guaranteed Annuity Payment at the time we issue the Contract. We may pay more than the guaranteed Annuity Payment if the investment experience of the Fixed Account is more favorable than the guaranteed interest rate shown in the Contract. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the Fixed Account Annuity Payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the Fixed Account may not be transferred to the Subaccounts.

ANNUITY PAYMENTS

Variable Annuity Payments

First Variable Annuity Payment

Variable Annuity Payments are periodic payments we make, the amount of which varies from one Annuity Payment Date to the next as a function of the net investment performance of the Subaccounts you selected. The dollar amount of the first variable Annuity Payment depends on the Annuity Payment option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount of premium applied to purchase the variable Annuity Payments, and an assumed investment return that you select.

The dollar value of the first variable Annuity Payment is the sum of the first variable Annuity Payments attributable to each Subaccount. The dollar amount of the first total Annuity Payment is the sum of the first variable Annuity Payment and the Fixed Account Annuity Payment.

The first payment is made at the time of issue. The second payment is made on the next Annuity Payment Date. However, if this results in the second payment being received in the same month as the Issue Date, the second payment will be made on the requested date of the next Annuity Payment thereafter.

Annuity Units

We initially determine the number of annuity units for each Subaccount on the Issue Date. We calculate the number of annuity units for each Subaccount by dividing the amount of the first variable Annuity Payment allocable to that Subaccount by the annuity unit value for that Subaccount on the Issue Date. The number of annuity units attributable to each Subaccount under a Contract remains fixed unless there is a transfer of annuity units between Subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable Annuity Payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending on the Annuity Payment Date, or during which the Annuity Payment Date falls. We aggregate the subsequent variable Annuity Payments for each Subaccount to determine the variable Annuity Payment. When an Annuity Payment Date would fall on a day that is not a Valuation Date, we calculate the variable Annuity Payment as of the Valuation Date immediately preceding what would have been the Annuity Payment Date.

The annuity unit value of each Subaccount for any Valuation Period is equal to:

♦	the annuity unit value for the preceding Valuation Period; multiplied by the Subaccount investment factor for the current Valuation Period; multiplied by

♦	a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the Valuation Period.

Subaccount Investment Factor

The Subaccount investment factor for any Valuation Period is equal to:

♦	the net asset value of the corresponding Portfolio at the end of the Valuation Period;

♦	plus the amount of any dividend, capital gain or other distribution paid by the Portfolio if the “ex-dividend” date occurs during the Valuation Period;

♦	plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;

♦	minus the dollar amount of the mortality and expense risk charge we deduct each day in the Valuation Period; and

♦	divided by the net asset value of the corresponding Portfolio at the beginning of the Valuation Period.

ANNUITY PAYMENTS

Assumed Investment Return

The annuity unit value for each Subaccount will increase or decrease from one Annuity Payment Date to the next in direct proportion to the net investment return of that Subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the Subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

The Contract permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the Subaccount is equal to 5% annualized, the variable Annuity Payment attributable to that Subaccount for that period will be the same as the previous variable Annuity Payment. To the extent that the Subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable Annuity Payment for that period will be more than the previous variable Annuity Payment. To the extent that the Subaccount’s return is less than an annualized rate of 5%, the variable Annuity Payment for that period will be less than the previous variable Annuity Payment.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more Subaccounts to one or more other Subaccounts and/or the Fixed Account. We will process requests for transfer that we receive in good order at our Service Center before 4:00 p.m. Eastern Time as of the close of business on that Valuation Date. We will process requests we receive at our Service Center after that time as of the close of business on the following Valuation Date.

To accomplish a transfer from a Subaccount, we will redeem the annuity units in that Subaccount and reinvest that value in annuity units of the other Subaccounts and/or the Fixed Account you specified. We impose the following restrictions on transfers:

♦

You may make up to twelve transfers in each Contract Year. We consider all amounts transferred in the same Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	You may not transfer from the Fixed Account.

TRANSFERS AMONG SUBACCOUNTS

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify abusive trading. Contract Owners still may be subject to the harmful effects of abusive trading practices if we are unable to detect and deter such practices.

SURRENDERS AND WITHDRAWALS

You may be able to withdraw or surrender the Contract if you elect the revocable life income payment option at the time you purchase your Contract. However, you may not surrender or withdraw from the Contract if you elect the irrevocable life income payment option.

If you elected the revocable life income payment option, you may surrender the Contract at any time while an Annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the Contract. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the Contract less all previous withdrawals. Withdrawals decrease subsequent Annuity Payments. To completely surrender the Contract you must submit a signed Written Request on the approved Thrivent Financial form to our Service Center.

To make a withdrawal you may submit the Thrivent Financial approved form, or if you have authorized telephone transactions, you may phone in your request. Authorized telephone requests may not be made for more than $50,000.

The surrender or withdrawal will not be processed until we receive your surrender request in good order at our Service Center. You may obtain the approved Thrivent Financial form by contacting your Thrivent Financial representative or calling our Service Center at (800) THRIVENT. We do not accept telephone requests for full surrenders. We must receive a withdrawal or surrender request by 4:00 p.m.

SURRENDERS AND WITHDRAWALS

Eastern Time on a Valuation Date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request.

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the Subaccount or Fixed Account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific Subaccount(s) or Fixed Account), we will take the withdrawal on a pro rata basis from each Subaccount and the Fixed Account. You may not withdraw less than $1,000 at one time. If you take a withdrawal, we will issue you a supplemental Contract for the remaining Annuity Payments.

We require a Medallion Signature Guarantee for any surrender or partial surrender in an amount of $500,000 or more. These transactions must be in writing.

We require one of the following accepted forms of verification of your identity for certain other written requests for a surrender or partial surrender, as noted below:

Transaction Type	Identity Verification Method
	Financial Representative Attestation	Notary Public Attestation	Medallion Signature Guarantee

• Request to send funds of $0 – $99,999.99 to an address different from that of the Contract Owner	Accepted	Accepted	Accepted

• Request to send funds of $0 – $99,999.99 electronically to a bank account registration different from that of the Contract Owner	Accepted	Accepted	Accepted

• Request to send funds of $0 – $99,999.99 in the name of someone other than the Contract Owner	Accepted	Accepted	Accepted

• Certain other transactions as determined by us	Accepted	Accepted	Accepted

• Request for funds of $100,000 – $499,999.99	Accepted	Accepted	Accepted

• Request for funds of $500,000.00 or more	Not Accepted	Not Accepted	Required

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the Thrivent Financial Surrender form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative.

You should consult your tax adviser regarding the tax consequences of a withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See Federal Tax Status for more details.

DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint Annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole Annuitant and owner. If you are a joint Annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only Annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only Annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the Annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the Annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining Annuity Payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death at our Service Center.

We will not recover from the payee or recipient any Annuity Payments made on or after the date of death but before we receive notice of the death at our Service Center.

Before we can process any death proceeds, we must receive at our Service Center:

♦	proof that the Annuitant or owner died;

♦	a completed claim form; and

♦	any other information that we reasonably require to process the claim.

Upon receipt at our Service Center of instructions in proper form from the beneficiary or owner to resume Annuity Payments, we will make any Annuity Payments that had gone unpaid since we received notice of the death. We will then resume making Annuity Payments. If we receive instructions to pay the death proceeds in a lump sum, we will calculate the commuted value as of the date of death, plus interest, minus any Annuity Payments made before we were notified of the death.

CONTRACT FEES AND CHARGES

We may profit from one or more of the charges deducted under the Contract. We may use these profits for any corporate purpose, including financing the distribution of the Contracts.

Withdrawal or Surrender Charge

There is no sales charge deducted from your premium payment. There also is no direct withdrawal or surrender charge applicable to the Contract, but if you withdraw from or surrender the Contract, we will pay you the commuted value of the Contract. We calculate the commuted value you receive for the Fixed Account using an interest rate that is 0.5% higher than the rate used to determine the Annuity Payments. For variable Subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the Contract has an

CONTRACT FEES AND CHARGES

indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the Contract will be less than you would have received had you chosen to continue receiving Annuity Payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 9%.

Transfer Charge

You may make twelve free transfers in each Contract Year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each Subaccount in the Variable Account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such Subaccount in the Variable Account for the mortality and expense risks it assumes under the Contract.

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and Annuitants will live longer than expected. If the mortality and expense risk charge and other charges under a Contract are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Contract.

Taxes

Currently, we do not assess a charge against the Variable Account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the Variable Account may also be made. See Federal Tax Status.

GENERAL INFORMATION ABOUT THE CONTRACT

The Entire Contract

The entire Contract between you and us consists of:

♦	the Contract;

♦	the application;

♦	endorsements or amendments, if any; and

♦	the Thrivent Financial Articles of Incorporation and Bylaws in force as of the Issue Date of your Contract.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the Contract or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the Contract on our behalf. We will not be able to contest the Contract after it has been in effect for two years from its Issue Date, provided that the Annuitant is still living.

GENERAL INFORMATION ABOUT THE CONTRACT

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

State Variations

Any state variations in the Contract are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contract. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

Reports to Contract Owners

At least annually, we will mail you a report showing the Annuity Payments for your Contract as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, Written Request, telephone request or any other communication is the actual date it is received at our Service Center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time or on a date which is not a Valuation Date, we will consider the date of receipt to be the next Valuation Date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

Postponement of Payments

We may defer payment of any surrender, death benefit or Annuity Payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations among the Subaccounts and the Fixed Account may also be postponed under these circumstances.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we

GENERAL INFORMATION ABOUT THE CONTRACT

have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contract become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However,

FEDERAL TAX STATUS

we reserve the right in the future to make a charge against the Variable Account or the Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Treatment as an Annuity

Under current law, a Contract is eligible to be taxed as an annuity contract as described below only if certain requirements are met. These requirements are: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and (3) the Contract Owner is an individual, an individual is treated as the Contract Owner for tax purposes, or another exception in the tax law (such as the exception for an “immediate annuity”) applies.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, with the result that the Contract Owner may be subject to income tax treatment that is more adverse than described below. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate the single premium payment and to reallocate annuity unit values than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income

FEDERAL TAX STATUS

period. The rule also will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; and (4) certain Contracts used in connection with structured settlement agreements.

Distribution Requirements. The Code requires that nonqualified Contracts contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity Contract for federal income tax purposes, the Code requires that such Contracts provide that if any owner dies on or after the annuity commencement date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the Contract, the beneficiary is the designated beneficiary of an owner/Annuitant and the successor owner is the designated beneficiary of an owner who is not the Annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as an owner and any death or change of such primary Annuitant shall be treated as the death of an owner. The nonqualified Contracts contain provisions intended to comply with these requirements of the Code.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the “investment in the contract” allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For these purposes, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected. Also, the investment in the contract at any time equals the single premium paid for the Contract less any amounts received from the Contract up to that time which were excludable from income.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, the amount received may be includible in income for federal tax purposes in whole or part. While the amount so includible is not entirely clear, it may equal the amount by which the commuted value of the Contract before the withdrawal exceeds the investment in the contract (defined above). In the case of a surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract.

Tax Treatment of Life Income with Guaranteed Payment Period After Annuitant’s Death

Where a guaranteed payment period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the

FEDERAL TAX STATUS

remainder of that period are includible in income as follows: (1) if received as the commuted value in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time a deferred annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one contract for purposes of determining the amount of any withdrawal or surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified

FEDERAL TAX STATUS

Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for annuity income payments, withdrawals, and surrenders under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. “Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be directly rolled over/converted to a Roth IRA.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise withdrawal or surrender rights under the Contract unless one of the above conditions is satisfied.

For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made

FEDERAL TAX STATUS

under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including withdrawals and surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

The number of votes which a Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive Annuity Payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive Annuity Payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker- dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Financial. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Financial in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of ours. It is more profitable for us and our affiliates if you purchase products issued by us instead of those issued by other insurance companies. As a result, we typically have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which includes variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.25% to 2.00% of the premium paid into the contract. The commission varies based on the type of annuity payment selected and/or the duration of the period. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.15%, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

SALES AND OTHER AGREEMENTS

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the contract including for example, the creation of marketing materials and advertising; and

♦	providing services to contract owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

♦ Introduction
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about Thrivent Variable Annuity Account II are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

Thrivent Variable Annuity Account II

1933 Act Registration No. 333-71853

1940 Act Registration No. 811-09225

Please send me the Statement of Additional Information (SAI) for the:

Single Premium Immediate Variable Annuity

(Thrivent Variable Annuity Account II)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.53	$13.77	$12.75	$11.35	$10.00	—	—	—	—	—
value at end of period	$11.01	$8.53	$13.77	$12.75	$11.35	—	—	—	—	—
number outstanding at end of period (000 omitted)	141	154	164	158	19	—	—	—	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.69	$13.22	$12.42	$11.12	$10.00	—	—	—	—	—
value at end of period	$11.14	$8.69	$13.22	$12.42	$11.12	—	—	—	—	—
number outstanding at end of period (000 omitted)	777	803	820	647	180	—	—	—	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$9.04	$12.66	$12.01	$10.91	$10.00	—	—	—	—	—
value at end of period	$11.32	$9.04	$12.66	$12.01	$10.91	—	—	—	—	—
number outstanding at end of period (000 omitted)	1,434	1,557	1,580	878	286	—	—	—	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$9.42	$12.01	$11.52	$10.65	$10.00	—	—	—	—	—
value at end of period	$11.40	$9.42	$12.01	$11.52	$10.65	—	—	—	—	—
number outstanding at end of period (000 omitted)	754	732	737	460	138	—	—	—	—	—

Thrivent Partner Technology Subaccount (March 2, 2001)[1]
Accumulation unit:
value at beginning of period	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.68	$8.16	$10.00	—
value at end of period	$6.58	$4.25	$8.33	$7.60	$7.45	$7.27	$7.02	$4.68	$8.16	—
number outstanding at end of period (000 omitted)	29	35	42	46	54	53	33	27	17	—

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.88	$10.00	—	—	—	—	—	—	—	—
value at end of period	$10.86	$8.88	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	11	2	—	—	—	—	—	—	—	—

Thrivent Partner Natural Resources Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.68	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.07	$5.68	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	14	5	—	—	—	—	—	—	—	—

Thrivent Partner Emerging Markets Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.59	$10.00	—	—	—	—	—	—	—	—
value at end of period	$9.65	$5.59	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	6	0	—	—	—	—	—	—	—	—

[1]	Formerly known as Thrivent Technology Subaccount

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	$10.00	—	—	—
value at end of period	$16.56	$12.99	$20.96	$25.52	$19.25	$17.21	$12.89	—	—	—
number outstanding at end of period (000 omitted)	50	62	74	85	96	74	31	—	—	—

Thrivent Partner Utilities Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.98	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.72	$6.98	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	3	3	—	—	—	—	—	—	—	—

Thrivent Partner Small Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24	$10.00	—	—
value at end of period	$10.32	$7.76	$13.84	$12.91	$11.61	$11.31	$10.29	$7.24	—	—
number outstanding at end of period (000 omitted)	21	26	27	30	32	21	9	1	—	—

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	$10.00	—	—	—
value at end of period	$19.07	$14.83	$20.58	$21.06	$17.55	$16.95	$14.04	—	—	—
number outstanding at end of period (000 omitted)	25	26	35	35	48	35	10	—	—	—

Thrivent Small Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51	$10.83	$10.00	—
value at end of period	$12.95	$10.89	$17.65	$16.84	$15.11	$14.06	$11.78	$8.51	$10.83	—
number outstanding at end of period (000 omitted)	80	87	107	122	125	109	105	87	61	—

Thrivent Small Cap Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04	$17.34
value at end of period	$27.51	$22.23	$32.66	$33.24	$29.34	$27.68	$22.95	$16.82	$20.01	$19.04
number outstanding at end of period (000 omitted)	82	100	124	150	172	179	184	197	224	202

Thrivent Mid Cap Growth Subaccount II (April 30, 2002)
Accumulation unit:
value at beginning of period	$8.39	$14.83	$12.54	$11.69	$10.64	$9.26	$6.82	$10.00	—	—
value at end of period	$12.37	$8.39	$14.83	$12.54	$11.69	$10.64	$9.26	$6.82	—	—
number outstanding at end of period (000 omitted)	10	14	21	19	22	16	12	1	—	—

Thrivent Mid Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72	$10.00	—	—
value at end of period	$13.78	$9.25	$15.90	$13.43	$12.52	$11.39	$10.36	$7.72	—	—
number outstanding at end of period (000 omitted)	109	128	113	127	155	123	40	5	—	—

Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$8.55	$13.33	$13.08	$11.45	$10.00	—	—	—	—	—
value at end of period	$11.17	$8.55	$13.33	$13.08	$11.45	—	—	—	—	—
number outstanding at end of period (000 omitted)	4	11	10	10	3	—	—	—	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Mid Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.46	$8.93	$10.00	—
value at end of period	$12.17	$8.86	$15.15	$14.51	$12.96	$11.27	$9.74	$7.46	$8.93	—
number outstanding at end of period (000 omitted)	85	95	116	133	125	100	84	83	65	—

Thrivent Mid Cap Index Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53	$10.11	$10.00	—
value at end of period	$14.09	$10.44	$16.59	$15.61	$14.39	$12.97	$11.35	$8.53	$10.11	—
number outstanding at end of period (000 omitted)	57	75	92	116	119	105	72	38	17	—

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.04	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.85	$6.04	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	8	3	—	—	—	—	—	—	—	—

Thrivent Partner International Stock Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$12.77	$21.95	$20.11	$16.75	$14.92	$13.06	$10.00	—	—	—
value at end of period	$15.74	$12.77	$21.95	$20.11	$16.75	$14.92	$13.06	—	—	—
number outstanding at end of period (000 omitted)	131	165	208	224	241	202	13	—	—	—

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.45	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.64	$6.45	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	2	0	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.30	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.87	$5.30	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	8	1	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$5.53	$10.00	—	—	—	—	—	—	—	—
value at end of period	$7.71	$5.53	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	6	0	—	—	—	—	—	—	—	—

Thrivent Partner All Cap Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54	$10.00	—	—
value at end of period	$10.14	$7.99	$14.17	$11.92	$10.46	$8.95	$7.97	$6.54	—	—
number outstanding at end of period (000 omitted)	40	46	54	56	44	32	18	0	—	—

Thrivent Large Cap Growth Subaccount II (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.52	$13.11	$11.40	$10.81	$10.22	$9.62	$7.94	$10.00	—	—
value at end of period	$10.38	$7.52	$13.11	$11.40	$10.81	$10.22	$9.62	$7.94	—	—
number outstanding at end of period (000 omitted)	10	11	12	13	10	9	3	0	—	—

Thrivent Large Cap Growth Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86	$10.00	—	—
value at end of period	$11.07	$7.93	$13.84	$12.00	$11.39	$10.78	$10.13	$7.86	—	—
number outstanding at end of period (000 omitted)	236	290	333	383	441	332	91	0	—	—

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Partner Growth Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22	$10.00	—	—
value at end of period	$11.82	$8.36	$14.62	$13.55	$12.13	$11.55	$10.64	$8.22	—	—
number outstanding at end of period (000 omitted)	23	33	40	37	35	27	8	—	—	—

Thrivent Large Cap Value Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	$10.00	—	—	—
value at end of period	$14.00	$11.71	$18.05	$17.46	$14.89	$14.09	$12.50	—	—	—
number outstanding at end of period (000 omitted)	89	117	146	164	181	150	78	—	—	—

Thrivent Large Cap Stock Subaccount (March 2, 2001)
Accumulation unit:
value at beginning of period	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.95	$9.04	$10.00	—
value at end of period	$8.42	$6.68	$10.86	$10.22	$9.25	$8.89	$8.30	$6.95	$9.04	—
number outstanding at end of period (000 omitted)	406	467	557	635	707	679	611	480	370	—

Thrivent Large Cap Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$17.30	$27.86	$26.82	$23.55	$22.76	$20.85	$16.46	$21.43	$24.70	$27.54
value at end of period	$21.56	$17.30	$27.86	$26.82	$23.55	$22.76	$20.85	$16.46	$21.43	$24.70
number outstanding at end of period (000 omitted)	205	253	293	354	419	449	459	492	582	594

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$6.98	$10.00	—	—	—	—	—	—	—	—
value at end of period	$8.05	$6.98	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	1	0	—	—	—	—	—	—	—	—

Thrivent Balanced Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$17.12	$23.45	$22.51	$20.46	$19.94	$18.86	$16.14	$18.01	$18.89	$19.26
value at end of period	$20.59	$17.12	$23.45	$22.51	$20.46	$19.94	$18.86	$16.14	$18.01	$18.89
number outstanding at end of period (000 omitted)	242	296	367	405	490	523	523	559	613	591

Thrivent High Yield Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90	$10.00	—	—
value at end of period	$15.35	$10.83	$13.89	$13.69	$12.57	$12.23	$11.25	$8.90	—	—
number outstanding at end of period (000 omitted)	109	128	147	172	193	150	53	1	—	—

Thrivent Diversified Income Plus Subaccount[1] (August 2, 1999)
Accumulation unit:
value at beginning of period	$9.87	$13.02	$13.31	$11.80	$11.54	$10.81	$8.73	$8.81	$8.79	$9.04
value at end of period	$12.97	$9.87	$13.02	$13.31	$11.80	$11.54	$10.81	$8.73	$8.81	$8.79
number outstanding at end of period (000 omitted)	115	137	167	153	178	188	173	119	128	106

Thrivent Partner Socially Responsible Bond Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$10.18	$10.00	—	—	—	—	—	—	—	—
value at end of period	$11.16	$10.18	—	—	—	—	—	—	—	—
number outstanding at end of period (000 omitted)	1	0	—	—	—	—	—	—	—	—

[1]	Formerly known as Thrivent High Yield II.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Thrivent Income Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33	$10.00	—	—
value at end of period	$13.02	$10.87	$12.35	$12.05	$11.57	$11.45	$11.07	$10.33	—	—
number outstanding at end of period (000 omitted)	134	161	175	194	234	179	71	4	—	—

Thrivent Bond Index Subaccount (August 2, 1999)
Accumulation unit:
value at beginning of period	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31	$12.10
value at end of period	$18.41	$17.19	$17.55	$16.81	$16.37	$16.22	$15.81	$15.45	$14.26	$13.31
number outstanding at end of period (000 omitted)	91	113	130	147	171	173	190	195	179	78

Thrivent Limited Maturity Bond Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33	$10.00	—	—
value at end of period	$11.91	$10.58	$11.45	$11.15	$10.80	$10.73	$10.66	$10.33	—	—
number outstanding at end of period (000 omitted)	92	112	134	141	175	125	54	1	—	—

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	$10.00	—	—	—
value at end of period	$11.75	$10.53	$11.22	$10.80	$10.45	$10.37	$10.10	—	—	—
number outstanding at end of period (000 omitted)	25	32	34	35	42	44	26	—	—	—

Thrivent Money Market Subaccount (April 25, 2003)
Accumulation unit:
value at beginning of period	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	$1.00	—	—	—
value at end of period	$1.09	$1.10	$1.09	$1.05	$1.01	$0.99	$1.00	—	—	—
number outstanding at end of period (000 omitted)	811	1,107	1,493	1,102	1,304	1,481	1,065	—	—	—

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

22822PR R4-10	Contract Form 4470

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statement of Additional Information

Dated April 30, 2010

Single Premium Immediate Variable Annuity Contract

Offered By:

THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road Appleton, WI 54919-0001 Telephone: 800-THRIVENT E-mail: mail@thrivent.com	625 Fourth Avenue South Minneapolis, MN 55415-1665 Telephone: 800-THRIVENT E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus dated April 30, 2010, for Thrivent Variable Annuity Account II (the “Variable Account”) describing the individual single premium immediate variable annuity contract (“the Contract”) that Thrivent Financial for Lutherans (“Thrivent Financial”) offers to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract is issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. The Contract may be sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios ) may be added in the future. The dollar amount of each annuity payment may vary according to the investment experience of the Portfolios whose shares are held in the Subaccounts designated and/or the interest rate credited under the Fixed Account.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are sold through Thrivent Financial representatives who are licensed by state insurance officials to sell the Contracts. These representatives are also registered representatives of Thrivent Investment Mgt. The Contracts are offered in all states where Thrivent Financial is authorized to sell variable annuities.

There are no special purchase plans or exchange programs with respect to this Contract.

The offering of the Contracts is continuous.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgmt. retained $0.

2009	2008	2007
$124,335	$322,045	$168,091

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

2

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated balance sheets of Thrivent Financial as of December 31, 2009 and 2008, as well as the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009, appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account II at December 31, 2009 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

3

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (“Thrivent Financial”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

February 17, 2010

Thrivent Financial for Lutherans

Consolidated Balance Sheets

As of December 31, 2009 and 2008

(in millions)

	2009	2008
Assets
Fixed maturity securities, at fair value	$31,909	$25,572
Equity securities, at fair value	999	970
Mortgage loans	7,938	7,689
Contract loans	1,263	1,241
Short-term investments	598	1,419
Amounts due from brokers	103	27
Other investments	1,605	1,488

Total investments	44,415	38,406

Cash and cash equivalents	1,452	1,130
Accrued investment income	401	372
Receivables	205	181
Deferred acquisition costs	2,011	2,541
Property and equipment, net	159	167
Other assets	76	30
Assets held in separate accounts	11,717	9,282

Total Assets	$60,436	$52,109

Liabilities
Future contract benefits	$15,471	$14,662
Contractholder funds	23,521	22,204
Unpaid claims and claim expenses	227	214
Amounts due to brokers	1,364	369
Securities lending obligation	215	831
Other liabilities	731	699
Liabilities related to separate accounts	11,717	9,282

Total Liabilities	53,246	48,261
Members’ Equity
Retained earnings	6,893	6,880
Accumulated other comprehensive income (loss)	297	(3,032)

Total Members’ Equity	7,190	3,848

Total Liabilities and Members’ Equity	$60,436	$52,109

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Revenues
Premiums	$1,404	$1,355	$1,317
Net investment income	2,243	2,328	2,384
Realized investment (losses) gains, net	(186)	(484)	115
Contract charges	601	629	657
Other revenue	258	305	321

Total Revenues	4,320	4,133	4,794

Benefits and Expenses
Contract claims and other benefits	1,312	1,270	1,218
Increase in contract reserves	648	693	569
Interest credited	1,069	1,038	1,029
Dividends to members	333	329	293

Total benefits	3,362	3,330	3,109
Underwriting, acquisition and insurance expenses	578	596	642
Amortization of deferred acquisition costs	197	358	243
Fraternal benefits and expenses	170	181	188

Total expenses	945	1,135	1,073

Total Benefits and Expenses	4,307	4,465	4,182

Net Income (Loss)	$13	$(332)	$612

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance as of January 1, 2007	$6,600	$264	$6,864
Comprehensive Income (Loss):
Net income	612	—	612
Other comprehensive loss	—	(233)	(233)

Total comprehensive income			379

Balance as of December 31, 2007	7,212	31	7,243
Comprehensive Income (Loss):
Net loss	(332)	—	(332)
Other comprehensive loss	—	(3,063)	(3,063)

Total comprehensive loss			(3,395)

Balance as of December 31, 2008	6,880	(3,032)	3,848
Comprehensive Income (Loss):
Net income	13	—	13
Other comprehensive income	—	3,329	3,329

Total comprehensive income			3,342

Balance as of December 31, 2009	$6,893	$297	$7,190

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2009, 2008 and 2007

(in millions)

	2009	2008	2007
Operating Activities
Net income (loss)	$13	$(332)	$612
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	822	882	666
Change in contractholder funds	715	579	(27)
Change in deferred acquisition costs	(66)	131	32
Realized investment losses (gains), net	186	484	(115)
Changes in other assets and liabilities	(80)	(67)	19

Net Cash Provided by Operating Activities	1,590	1,677	1,187

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	5,796	5,400	9,271
Cost of fixed maturity securities acquired	(7,650)	(5,509)	(8,684)
Proceeds from sales of equity securities	2,160	2,069	1,826
Cost of equity securities acquired	(1,853)	(2,222)	(1,902)
Proceeds from mortgage loans sold, matured or repaid	698	925	870
Cost of mortgage loans acquired	(969)	(1,032)	(1,113)
Sales of fixed maturity securities under mortgage roll program, net	(881)	301	287
Contract loans (issued) repaid, net	(22)	(3)	2
Sales of short-term investments, net	821	503	42
Change in collateral held for securities lending	(616)	(883)	3
Other, net	646	(1,077)	(784)

Net Cash Used in Investing Activities	(1,870)	(1,528)	(182)

Financing Activities
Universal life and investment contract receipts	2,268	2,091	1,327
Universal life and investment contract withdrawals	(1,666)	(1,934)	(2,516)

Net Cash Provided by (Used in) Financing Activities	602	157	(1,189)

Net Change in Cash and Cash Equivalents	322	306	(184)
Cash and Cash Equivalents, Beginning of Year	1,130	824	1,008

Cash and Cash Equivalents, End of Year	$1,452	$1,130	$824

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2009, 2008 and 2007

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as investment funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly owned subsidiaries and affiliated entities that are subject to consolidation, which include a stock life insurance company, a broker-dealer, a registered investment advisor, a bank, certain investment funds, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant intercompany transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as either available for sale or as trading and are carried at fair value. The change in unrealized gains and losses on securities within the available-for-sale portfolio is included as a component of other comprehensive income, while the change in fair value on securities within the trading portfolio is recognized in the Consolidated Statements of Operations as a component of realized investment gains and losses. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities:  Investments in equity securities are classified as available for sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of the other comprehensive income.

Mortgage loans:  Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities (which is invested in an affiliated money market mutual fund), short-term government securities and corporate notes. Short-term investments have contractual maturities of 12 months or less at the time of acquisition.

Other investments:  Other investments consist primarily of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued using both the equity method and internal valuation models. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities:  Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary.

Mortgage dollar roll program:  Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby Thrivent Financial sells a mortgage-backed security and subsequently enters into a commitment to purchase another security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1,218 million and $337 million in the mortgage dollar roll program outstanding as of December 31, 2009 and 2008, respectively.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available for sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. Changes in fair value of fixed maturity securities within the trading portfolio are included as a component of realized investment gains and losses. Thrivent Financial periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. Factors considered in the evaluation include the following: 1) Thrivent Financial’s ability to collect all amounts due according to the contractual terms of the debt security; 2) the financial condition of the issuer; 3) the near-term prospects of the issuer; 4) the length of time of the impairment; 5) the extent of the impairment; 6) Thrivent Financial’s ability to hold the security for a period of time sufficient to allow for any anticipated recovery in the market and 7) Thrivent Financial’s intent to retain its investment in the security for a period of time sufficient to allow for any anticipated recovery in the market. Investments that are determined to be other-than-temporarily impaired are written down to fair value with the impairment included as a component of realized investment losses or other comprehensive income, as appropriate. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest-sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets, which range from 3 years for computer hardware and software to 40 years for buildings.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death and living benefits. As of December 31, 2009 and 2008, reserves totaling $78 million and $133 million, respectively, for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for nonparticipating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Contract Liabilities and Accruals, continued

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long-term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and certain annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Fraternal Benefits and Expenses, continued

awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2009, 2008 and 2007 totaled $1 million, $6 million and $12 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability of $9 million and a net deferred tax asset of $4 million as of December 31, 2009 and 2008, respectively.

New Accounting Guidance

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009.

In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP should be disclosed by major category. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments for fixed maturity securities. Existing guidance was amended to require the credit portion of other-than-temporary impairment to be recorded in earnings and the noncredit portion of losses to be recorded in other comprehensive income. Separate presentation of both the credit and noncredit portions of other-than-temporary impairments is required on the financial statements and notes to the financial statements. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

New Accounting Guidance, continued

In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard requires enhanced disclosures about the impact of derivative instruments on financial position, financial performance and cash flows. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In December 2008, the FASB updated the accounting standards to require enhanced disclosure related to postretirement benefit plan assets, including information about inputs and techniques used to determine the fair value of plan assets. Thrivent Financial adopted the guidance for the annual reporting period ended December 31, 2009.

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this guidance, fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the guidance for the annual reporting period beginning January 1, 2008.

In 2007, Thrivent Financial adopted new guidance which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. Adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new accounting guidance for defined benefit pension and other postretirement plans that requires; (a) recognition of an asset for the funded status, measured as the difference between the fair value of plan assets and the benefit obligation, of defined benefit postretirement plans that are overfunded and a liability for plans that are underfunded, measured as of the employer’s fiscal year end; and (b) recognition of changes in the funded status of defined benefit postretirement plans, other than for the net periodic benefit cost included in net income, in accumulated other comprehensive income. The adoption of this guidance did not have a significant impact on the consolidated financial statements.

In 2007, Thrivent Financial adopted new guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. The adoption of the new guidance did not have a significant impact on the consolidated financial statements.

Subsequent Events

Thrivent Financial evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 17, 2010, the date the consolidated financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities held in the available for sale portfolio are summarized as follows (in millions):

December 31, 2009	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
Loan-backed obligations of U.S. government corporations and agencies	$4,105	$121	$7	$4,219
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	668	27	7	688
Securities issued by foreign governments	108	12	1	119
Corporate debt securities	20,062	1,197	222	21,037
Residential mortgage-backed securities	1,795	—	384	1,411
Commercial mortgage-backed securities	1,793	9	245	1,557
Collateralized debt obligations	22	—	3	19
Other debt obligations	1,336	75	41	1,370

Total fixed maturity securities	$29,889	$1,441	$910	$30,420

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	$3,228	$67	$3	$3,292
U.S. Treasury securities and non- loan-backed obligations of U.S. government corporations and agencies	279	40	—	319
Corporate and other bonds	19,953	274	2,250	17,977
Mortgage- and asset-backed securities	4,423	7	1,137	3,293

Total fixed maturity securities	$27,883	$388	$3,390	$24,881

Thrivent Financial maintains a trading securities portfolio to support investment strategies that involve more frequent purchases and sales of securities. The amount of fixed maturity securities in the trading portfolio as of December 31, 2009 and 2008 totaled $1,489 million and $691 million, respectively. Changes in the fair value of such trading securities are included as a component of realized investment gains and losses and totaled losses of $85 million for the year ended December 31, 2009, and gains of $68 million and $5 million for the years ended December 31, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The amortized cost and fair value of fixed maturity securities in the available-for-sale portfolio by contractual maturity as of December 31, 2009 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$581	$598
Due after one year through five years	5,737	6,024
Due after five years through ten years	4,804	4,927
Due after ten years	18,767	18,871

Total fixed maturity securities	$29,889	$30,420

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities are summarized as follows (in millions):

December 31, 2009	Cost	Gross Unrealized		Fair Value
		Gains	Losses
Large-cap	$287	$40	$5	$322
Mid-cap	86	23	1	108
International	64	21	—	85
REITs	115	20	—	135
Preferred stock	113	6	22	97
Other	261	12	21	252

Total equity securities	$926	$122	$49	$999

December 31, 2008
Equity securities	$1,288	$26	$344	$970

Included in the equities securities balances discussed above is approximately $93 million and $79 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities in the available-for-sale portfolio have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. government corporations and agencies	14	$605	$7	8	$3	$—
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	6	142	7	1	9	—
Securities issued by foreign governments	3	20	1	—	—	—
Corporate debt securities	278	1,541	46	376	1,973	176
Residential mortgage-backed securities	8	46	14	129	1,351	370
Commercial mortgage-backed securities	9	136	2	66	1,144	243
Collateralized debt obligations	—	—	—	3	10	3
Other debt obligations	29	167	11	44	181	30

Total fixed maturity securities	347	$2,657	$88	627	$4,671	$822

December 31, 2008
Loan-backed obligations of U.S. government corporations and agencies	7	$1	$—	12	$227	$3
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	2	4	—	—	—	—
Corporate and other bonds	1,773	8,743	1,112	849	4,146	1,138
Mortgage- and asset-backed securities	107	1,149	279	183	1,944	858

Total fixed maturity securities	1,889	$9,897	$1,391	1,044	$6,317	$1,999

As of December 31, 2009, gross unrealized losses on fixed maturity securities in the available-for-sale portfolio totaled $910 million comprising 974 issuers. Of this amount, $822 million, comprised of 627 issuers, was in the greater-than-twelve-month category. The average unrealized loss per security is $0.9 million as of December 31, 2009.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Aging of Unrealized Losses, continued

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position (in millions):

December 31, 2009	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Large-cap	35	$45	$4	—	$—	$—
Mid-cap	32	12	1	—	—	—
International	—	—	—	—	—	—
REITs	16	4	—	—	—	—
Preferred stock	13	—	—	31	69	22
Other	110	—	22	—	—	—

Total equity securities	206	$61	$27	31	$69	$22

December 31, 2008
Total equity securities	630	$923	$292	21	$78	$52

As of December 31, 2009, gross unrealized losses on equity securities totaled $49 million comprising 237 issuers. Of this amount, $22 million, comprised of 31 issuers, was in the greater-than-twelve-month category.

Thrivent Financial performs periodic evaluations of its securities in accordance with its impairment policy in order to determine whether such securities are other-than-temporarily impaired. This review includes an evaluation of each security issuer’s creditworthiness such as its ability to generate operating cash flow and remain current on all debt obligations as well as any changes in its credit ratings from third party agencies. Thrivent Financial also evaluates the severity and duration of any decline in fair value as another indicator of other-than-temporary impairment. Thrivent Financial takes into consideration the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes in evaluating the potential need to sell securities that are in an unrealized loss position but where there are no other indications of other-than-temporary impairment. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the balance sheet dates, Thrivent Financial has no pending decisions to sell any of the securities within its available-for-sale portfolio, and generally, has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value; however, if a significant change in the capital markets occurs that affects the overall risk profile of its investment strategies, Thrivent Financial may need to update its assessment of its investment holdings. If in response to changed conditions in the capital markets, Thrivent Financial decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Based on Thrivent Financial’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate and church-related properties. Such investments consist of first mortgage liens on completed income-producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31 were as follows (in millions):

	2009	2008
Commercial	$6,562	$6,334
Church	1,024	983
Non-commercial	384	383

	7,970	7,700
Allowance for credit losses	(32)	(11)

Total	$7,938	$7,689

Maximum loan to value ratio for loans
Issued during the year	75%	76%

The changes in the allowance for credit losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Allowance for credit losses, beginning of year	$11	$4	$33
Net additions (reductions)	21	7	(29)

Allowance for credit losses, end of year	$32	$11	$4

During 2007, Thrivent Financial updated its methodology for determining its allowance for credit losses. The risk factors associated with various classifications of mortgage loans were revised to reflect more current experience. This change in estimate resulted in a reduction of the allowance of approximately $29 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans; rather, income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.1 million, $0.6 million and $0.1 million during the years ended December 31, 2009, 2008 and 2007, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as of December 31 was as follows:

	2009	2008
Geographic Region
Pacific	26%	25%
South Atlantic	19	18
West North Central	13	13
East North Central	13	13
Mountain	10	9
West South Central	9	9
Mid Atlantic	8	9
Other	2	4

Total	100%	100%

The distribution of Thrivent Financial’s mortgage loan investments among various property types as of December 31 was as follows:

	2009	2008
Property Type
Industrial	31%	32%
Office	20	19
Retail	20	19
Church	13	14
Apartments	5	5
Hotels/Motels	3	3
Other	8	8

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed living benefit features of certain variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign Currency Swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments. The swaps are valued at market value at each reporting period, and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Credit Default Swaps

Thrivent Financial enters into credit default swaps (“CDS”) to buy loss protection from a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain fixed maturity securities with the credit risk of a basket of U.S. securities and indexes.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed living benefit features of certain variable annuity products. Cash paid for the future contract is recorded in other investments. The future contracts are valued at market value at each reporting period, and the change in the market value is recognized in earnings.

Covered Written Call Options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2009, 2008 and 2007, $5 million, $8 million and $14 million, respectively, was received in call premium.

Options on Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other investments. These embedded derivatives are valued at market value at each reporting period, and the change in market value is recognized in earnings.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

The following table summarizes the carrying values of derivative financial instruments, which equal fair values and are included in other assets on the Consolidated Balance Sheets, and the notional amounts of Thrivent Financial’s derivative financial instruments (in millions):

	Assets
December 31, 2009	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Credit default swaps	$2	$22	$—	Realized gains and losses
Futures	147	149	(34)	Realized gains and losses
Options on convertible bonds and preferred stocks	263	607	103	Realized gains and losses

Total Assets	$412	$778	$69

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$1	$300	$—	Realized gains and losses
Foreign currency swaps	(15)	102	—	Net investment income

Total Liabilities	$(14)	402	—

	Assets
December 31, 2008	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Foreign currency swaps	$10	$104	$—	Net investment income
Credit default swaps	4	10	7	Realized gains and losses
Futures	149	148	39	Realized gains and losses
Options on convertible bonds and preferred stocks	219	588	(146)	Realized gains and losses

Total	$382	$850	$(100)

	Liabilities
	Carrying Value	Notional Amount	Gain/ Loss	Financial Statement Location
Call options	$—	$—	$4	Realized gains and losses

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Investment Income

Investment income by type of investment for the years ended December 31 is summarized as follows (in millions):

	2009	2008	2007
Fixed maturity securities, available for sale	$1,712	$1,603	$1,616
Equity securities	33	57	71
Mortgage loans	489	498	489
Contract loans	88	87	87
Other invested assets	(45)	112	163

	2,277	2,357	2,426
Investment expenses	34	29	42

Net investment income	$2,243	$2,328	$2,384

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Net gains (losses) on sales:
Fixed maturity securities, available for sale:
Gross gains	$254	$176	$236
Gross losses	(93)	(259)	(200)
Equity securities:
Gross gains	193	101	150
Gross losses	(234)	(310)	(69)
Other	(40)	105	9

	80	(187)	126
Fixed maturity securities, trading	(85)	68	5

Provisions for losses:
Fixed maturity securities, available for sale – credit related losses	(100)	(259)	(41)
Equity securities	(21)	(35)	(2)
Mortgage loans and other invested assets	(60)	(71)	27

	(181)	(365)	(16)

Realized investment (losses) gains, net	$(186)	$(484)	$115

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses, continued

During 2009, Thrivent Financial recognized other-than-temporary impairments on structured securities totaling $92 million. Based on cash flow analysis of the impaired securities, it was estimated that $50 million of the impairment was credit related and $42 million was related to other factors. The credit related portion of the impairment was recognized as a realized investment loss in the Consolidated Statements of Operations, while the impairment related to other factors was recognized in other comprehensive income. Subsequent to these impairments, there have been no adjustments of the impaired values nor have any of the impaired securities been sold.

During 2008, Thrivent Financial purchased from its affiliated family of mutual funds securities at amortized cost of $23 million. Thrivent Financial subsequently recorded an other-than-temporary impairment of $19 million related to these securities.

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $5.4 billion, $4.9 billion and $8.7 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) as of December 31 are shown below (in millions):

	2009	2008
Unrealized investment gains (losses)	$701	$(3,317)
Unrealized investment losses on previously impaired structured securities	(48)	—
Deferred acquisition costs adjustment	(57)	539
Deferred income taxes adjustment	(4)	19
Pension liability adjustment	(295)	(273)

Total	$297	$(3,032)

Other Comprehensive Income (Loss)

The components of other comprehensive income (loss) for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Unrealized investment gains and losses arising during the period on securities available for sale	$3,971	$(3,966)	$(120)
Reclassification adjustment for realized gains and losses included in net income	(1)	586	(74)
Change in deferred acquisition costs due to unrealized investment gains and losses	(596)	520	14
Change in deferred income taxes due to unrealized investment gains and losses	(23)	18	(1)
Minimum pension liability adjustment	—	—	(52)
Pension liability adjustment	(22)	(221)	—

Total other comprehensive income (loss)	$3,329	$(3,063)	$(233)

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 3. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Balance at beginning of year	$2,002	$2,133	$2,165
Capitalization of acquisition costs	261	227	211
Acquisition costs amortized	(195)	(358)	(243)

	2,068	2,002	2,133
Adjustment for unrealized investment gains and losses	(57)	539	19

Balance at end of year	$2,011	$2,541	$2,152

Note 4. Property and Equipment

The components of property and equipment as of December 31 were as follows (in millions):

	2009	2008
Buildings	$152	$151
Furniture and equipment	323	276
Other	17	21

	492	448
Accumulated depreciation	(333)	(281)

Property and equipment, net	$159	$167

Depreciation expense for the years ended December 31, 2009, 2008 and 2007, was $53 million, $43 million and $39 million, respectively.

Note 5. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years ended December 31 is summarized below (in millions):

	2009	2008	2007
Net balance at January 1	$511	$472	$435
Incurred related to:
Current year	237	214	204
Prior years	59	29	28

	296	243	232

Paid related to:
Current year	61	62	64
Prior years	159	142	131

	220	204	195

Net balance at December 31	$587	$511	$472

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Claims Liabilities, continued

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claims experience. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year. During 2009, Thrivent Financial updated its assumptions regarding the ultimate claim termination rates associated with its long-term care business, which resulted in an increase in the claim liability of approximately $36 million.

Note 6. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31 were as follows (in millions):

	2009	2008	2007
Direct premiums	$1,460	$1,407	$1,363
Reinsurance ceded	(56)	(52)	(46)

Net premiums	$1,404	$1,355	$1,317

Direct contract charges	$1,339	$1,302	$1,236
Reinsurance ceded	(27)	(32)	(18)

Net contract charges	$1,312	$1,270	$1,218

Reinsurance recoveries	$7	$7	$7

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2009 and 2008, were $165 million and $139 million, respectively.

Four reinsurance companies account for approximately 96% of the reinsurance recoverable at December 31, 2009. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments

Fair Value of Financial Instruments Carried at Fair Value

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

Fixed Maturity Securities

Fair values for fixed maturity securities are primarily based on quoted market prices in active markets, where available, or are estimated using values obtained from independent pricing services which utilize market standard methodologies based on market observable inputs. Fair values for private placement debt securities are determined using internal valuation methodologies that rely primarily on assumptions from similar public debt securities.

Equity Securities

The fair values for investments in equity securities are primarily based on quoted market prices in active markets.

Short-Term Investments

The fair value for short-term investments carried at fair value is based on quoted daily net asset value of the invested funds.

Other Investments

Other investments primarily include derivatives and private equity investments. The fair values of futures and equity options are the closing price of their actively traded exchanges. Bond options and swaps have fair values derived from broker quotes that rely on both observable and unobservable inputs. The fair values of private equity investments are valued primarily using internal valuation methodologies designed for specific asset classes utilizing both income and market based approaches where possible.

Separate Account Assets

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments carried at fair value as of December 31 were as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$5,441	$—	$5,441
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	936	18	—	954
Securities issued by foreign governments	—	119	—	119
Corporate debt securities	—	16,737	4,300	21,037
Residential mortgage-backed securities	—	1,404	7	1,411
Commercial mortgage-backed securities	—	1,559	4	1,563
Collateralized debt obligations		—	19	19
Other debt obligations	—	1,227	138	1,365
Equity securities:
Large-cap	322	—	—	322
Mid-cap	108	—	—	108
International	—	85	—	85
REITs	135	—	—	135
Preferred stocks	—	97	—	97
Other	99	151	2	252
Short-term investments	—	221	—	221
Other investments	—	266	1,291	1,557
Assets held in separate accounts	—	11,717	—	11,717

Total	$1,600	$39,042	$5,761	$46,403

Fair Value at December 31, 2008:
Fixed maturity securities	$849	$20,790	$3,933	$25,572
Equity securities	802	167	1	970
Short-term investments	—	1,049	—	1,049
Other investments	4	219	1,205	1,428
Assets held in separate accounts	—	9,282	—	9,282

Total	$1,655	$31,507	$5,139	$38,301

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Carried at Fair Value, continued

For those financial instruments carried on the consolidated balance sheet at fair value and whose fair value is categorized as Level 3, the following table shows the changes in fair value for the years ended December 31 (in millions):

	Balance, January 1, 2009	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2009
Corporate debt securities	$3,755	$—	$674	$(129)	$—	$4,300
Residential mortgage-backed securities	16	(3)	(6)	—	—	7
Commercial mortgage-backed securities	3	—	1	—	—	4
Collateralized debt obligations	20	(19)	20	(2)	—	19
Other debt obligations	139	—	20	(21)	—	138
Other equity securities	1	—	—	2	(1)	2
Other investments	1,205	(97)	(24)	207	—	1,291

Total	$5,139	$(119)	$685	$57	$(1)	$5,761

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2009
Other investments						$(27)

Total						$(27)

	Balance, January 1, 2008	Realized gains and losses included in net income	Unrealized gains and losses included in other compre- hensive income	Purchases, sales and maturities, net	Transfers in and out of Level 3	Balance, December 31, 2008
Corporate debt securities	$4,353	$(69)	$(478)	$127	$—	$3,933
Other equity securities	11	(18)	1	7	—	1
Other investments	750	92	5	358	—	1,205

Total	$5,114	$5	$(472)	$492	$—	$5,139

Amount of gains (losses) recognized in net income attributable to the change in unrealized gains (losses) related to assets still held at December 31, 2008
Other investments						$106

Total						$106

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value

The following methods and assumptions were used in estimating fair value disclosures for financial instruments not carried at fair value.

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Other Investments

Other investments not carried at fair value include primarily investments in real estate and real estate joint ventures. The fair values are valued primarily using various market valuation techniques.

Contract Loans

The carrying amounts for these instruments approximate their fair values.

Short-Term Investments

The carrying amounts for short-term investments not carried at fair value approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Policyholder Account Balances

The fair values for investment-type contracts, such as deferred annuities, liabilities related to separate account liabilities, supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

Liabilities Related to Separate Accounts

The carrying amounts for these instruments reflect the amounts in the separate account assets and approximate their fair values.

Other Liabilities

The fair values for deposit type liabilities, such as interest-bearing withdrawal accounts and fixed-rate certificates of deposit, are based on current market interest rates offered for these products.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Fair Value of Financial Instruments Not Carried at Fair Value, continued

The carrying value and estimated fair value of Thrivent Financial’s financial instruments not carried at fair value as of December 31 were as follows (in millions):

	2009		2008
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Mortgage loans	$7,938	$7,515	$7,689	$7,409
Contract loans	1,263	1,263	1,241	1,241
Short-term investments	377	377	370	370
Other investments	77	112	60	94
Cash and cash equivalents	1,452	1,452	1,130	1,130
Financial Liabilities:
Policyholder account balances	13,640	13,542	12,475	12,700
Separate account liabilities	11,717	11,717	9,282	9,282
Other	479	474	479	480

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Note 8. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):

	Retirement Plan			Other Plans
	2009	2008	2007	2009	2008	2007
Service cost	$16	$16	$16	$3	$3	$3
Interest cost	42	39	36	8	7	6
Expected return on plan assets	(52)	(52)	(49)	—	—	—
Amortization of prior service cost	—	(1)	(1)	(1)	(1)	(1)
Other	—	—	1	2	1	1

Periodic cost	$6	$2	$3	$12	$10	$9

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31 were as follows (in millions):

	Retirement Plan		Other Plans
	2009	2008	2009	2008
Change in projected benefit obligation:
Benefit obligation, beginning of year	$637	$638	$125	$115
Service cost	16	16	3	3
Interest cost	42	39	8	7
Actuarial loss (gain)	67	(25)	11	7
Benefits paid	(32)	(31)	(8)	(7)

Benefit obligation, end of year	730	637	139	125

Change in plan assets:
Fair value of plan assets, beginning of year	429	648	—	—
Actual return on plan assets	107	(188)	—	—
Employer contribution	45	—	8	7
Benefits paid	(32)	(31)	(8)	(7)

Fair value of plan assets, end of year	549	429	—	—

Funded status	$(181)	$(208)	$(139)	$(125)

Amounts recognized in accumulated other comprehensive income:
Prior service credit	$(4)	$(5)	$(3)	$(4)
Net loss	250	239	52	43

Total recognized	$246	$234	$49	$39

Accumulated benefit obligation	$676	$584	$139	$125

As of December 31, 2009 and 2008, the accumulated benefit obligation of the retirement plan and of other benefit plans exceeded the fair value of the assets. As a result, a benefit obligation liability was included in other liabilities in the Consolidated Balance Sheets.

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

	Retirement Plan		Other Benefits
	2009	2008	2009	2008
Weighted average assumptions at end of year:
Discount rate	5.95%	6.85%	5.95%	6.85%
Expected return on plan assets	8.50	8.50	n/a	n/a
Rate of compensation increase	3.45	4.35	n/a	n/a

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 7.5% in 2010, trending down to 5% in 2019. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage point increase in the rate would increase the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

2009 total service and interest cost by $1 million and the postretirement health care benefit obligation by $14 million. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. This subsidy has been taken into consideration in the calculation of the net periodic postretirement benefit costs and the accumulated postretirement benefit obligation.

Estimated benefit payments for the next ten years are as follows: 2010 — $44 million; 2011 — $46 million; 2012 — $49 million; 2013 — $51 million; 2014 — $53 million; and 2015 to 2019 — $307 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Target allocations for plan assets are 60% equity securities and 40% fixed income and other securities. Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future.

The fair values of the defined benefit plan by asset category as described previously in the fair value footnote are as follows (in millions):

	Level 1	Level 2	Level 3	Total
Fair Value at December 31, 2009:
Fixed maturity securities:
Loan-backed obligations of U.S. government corporations and agencies	$—	$52	$—	$52
U.S. Treasury securities and non-loan-backed obligations of U.S. government corporations and agencies	32	—	—	32
Corporate debt securities	—	37	—	37
Residential mortgage-backed securities	—	14	—	14
Commercial mortgage-backed securities	—	14	—	14
Other debt obligations	—	7	—	7
Equity securities:
Large-cap	223	—	—	223
International	—	86	—	86
REITs	46	—	—	46
Preferred stocks	—	2	—	2
Other	39	—	—	39
Short-term investments	1	—	—	1
Cash and cash equivalents	—	41	—	41

Total	$341	$253	$—	$594

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The fair value of defined benefit plan assets as presented in the table above does not include net payables for securities sold and other accrued assets and liabilities in the amount of $45 million.

The minimum pension contribution required for 2010 under ERISA guidelines will be determined in the first quarter of 2010.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent Financial will match participant contributions up to 6% of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees.

For the years ended December 31, 2009, 2008 and 2007, Thrivent Financial contributed $26 million, $24 million and $21 million, respectively, to these plans.

As of December 31, 2009 and 2008, $113 million and $115 million, respectively, of the assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

Note 9. Other Matters

Commitments and Contingent Liabilities

Litigation and Other Proceedings

Thrivent Financial is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. Thrivent Financial assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2009, Thrivent Financial believes adequate provision has been made for any potential losses that may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on- and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates in the amount of $123 million and $150 million as of December 31, 2009 and 2008, respectively. Commitments to purchase other invested assets were $1,852 million and $1,502 million as of December 31, 2009 and 2008, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Other Matters, continued

Commitments and Contingent Liabilities, continued

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions as defined in the agreement occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $9 million and $13 million for the years ended December 31, 2009, 2008 and 2007, respectively. Future minimum aggregate rental commitments as of December 31, 2009, for operating leases were as follows: 2010 — $5 million; 2011 — $4 million; 2012 — $3 million; 2013 — $1 million; and 2014 — $0.3 million.

Subsidiary Debt

Thrivent Financial holds a majority-owned subsidiary with $37 million of long-term debt. The debt has no recourse to Thrivent Financial, matures at various dates through 2013 and carries interest rates based on LIBOR plus a spread with a minimum interest rate floor.

Note 10. Synopsis of Statutory Financial Results

The accompanying consolidated financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different from GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Non-Admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the Consolidated Balance Sheets.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Consolidated Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results; rather, the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2009 and 2008, and for the years ended December 31, 2009, 2008 and 2007, for Thrivent Financial is as follows (in millions):

	2009	2008
Admitted assets	$54,372	$49,470

Liabilities	$50,245	$45,535
Surplus	4,127	3,935

Total liabilities and surplus	$54,372	$49,470

	2009	2008	2007
Gain from operations before net realized capital gains and losses	$275	$102	$348
Net realized capital (losses) gains	(293)	(417)	43

Net (loss) income	(18)	(315)	391
Total other changes	210	(184)	(74)

Net change in unassigned surplus	$192	$(499)	$317

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account II (the Account) sponsored by Thrivent Financial for Lutherans, referred to in Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Thrivent Variable Annuity Account II at December 31, 2009, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 19, 2010

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities

As of December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$1,549,213	$8,660,407	$16,242,985	$8,592,646

Total Assets	1,549,213	8,660,407	16,242,985	8,592,646

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	125,539	669,167	1,260,414	603,824

Total Liabilities	125,539	669,167	1,260,414	603,824

Net Assets	$1,423,674	$7,991,240	$14,982,571	$7,988,822

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,423,674	$7,991,240	$14,982,571	$7,988,822

Net Assets	$1,423,674	$7,991,240	$14,982,571	$7,988,822

Accumulation units outstanding	140,741	776,730	1,434,444	753,972
Unit value (accumulation)	$11.01	$11.14	$11.32	$11.40

Series funds, at cost	$1,769,125	$9,490,689	$17,572,727	$8,804,834
Series funds shares owned	145,279	808,130	1,501,048	787,637

As of December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Assets:
Series funds, at fair value	$187,716	$121,540	$116,615	$55,665

Total Assets	187,716	121,540	116,615	55,665

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	18,814	9,805	9,632	4,828

Total Liabilities	18,814	9,805	9,632	4,828

Net Assets	$168,902	$111,735	$106,983	$50,837

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$168,902	$111,735	$106,983	$50,837

Net Assets	$168,902	$111,735	$106,983	$50,837

Accumulation units outstanding	28,542	11,196	14,456	5,767
Unit value (accumulation)	$6.58	$10.86	$8.07	$9.65

Series funds, at cost	$200,953	$104,549	$113,993	$48,042
Series funds shares owned	32,988	10,974	14,174	5,726

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Assets:
Series funds, at fair value	$821,434	$20,693	$214,576	$479,723

Total Assets	821,434	20,693	214,576	479,723

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	66,174	1,099	16,249	35,233

Total Liabilities	66,174	1,099	16,249	35,233

Net Assets	$755,260	$19,594	$198,327	$444,490

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$755,260	$19,594	$198,327	$444,490

Net Assets	$755,260	$19,594	$198,327	$444,490

Accumulation units outstanding	49,599	2,679	20,784	25,150
Unit value (accumulation)	$16.56	$7.72	$10.32	$19.07

Series funds, at cost	$1,115,838	$23,765	$242,660	$472,190
Series funds shares owned	70,402	2,666	21,404	30,783

As of December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Assets:
Series funds, at fair value	$1,030,565	$2,262,510	$122,117	$1,508,637

Total Assets	1,030,565	2,262,510	122,117	1,508,637

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	75,790	164,434	9,576	131,737

Total Liabilities	75,790	164,434	9,576	131,737

Net Assets	$954,775	$2,098,076	$112,541	$1,376,900

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$954,775	$2,098,076	$112,541	$1,376,900

Net Assets	$954,775	$2,098,076	$112,541	$1,376,900

Accumulation units outstanding	79,609	82,245	9,871	109,453
Unit value (accumulation)	$12.95	$27.51	$12.37	$13.78

Series funds, at cost	$1,213,512	$2,992,568	$131,082	$1,597,600
Series funds shares owned	101,756	214,129	14,480	104,646

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Assets:
Series funds, at fair value	$49,118	$1,029,400	$810,086	$62,324

Total Assets	49,118	1,029,400	810,086	62,324

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	2,949	76,629	57,461	4,310

Total Liabilities	2,949	76,629	57,461	4,310

Net Assets	$46,169	$952,771	$752,625	$58,014

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$46,169	$952,771	$752,625	$58,014

Net Assets	$46,169	$952,771	$752,625	$58,014

Accumulation units outstanding	4,397	84,561	57,497	7,936
Unit value (accumulation)	$11.17	$12.17	$14.09	$7.85

Series funds, at cost	$52,439	$1,120,391	$918,684	$64,239
Series funds shares owned	4,541	105,049	78,128	7,954

As of December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Assets:
Series funds, at fair value	$2,056,772	$13,857	$59,241	$42,622

Total Assets	2,056,772	13,857	59,241	42,622

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	147,252	1,545	2,992	2,268

Total Liabilities	147,252	1,545	2,992	2,268

Net Assets	$1,909,520	$12,312	$56,249	$40,354

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,909,520	$12,312	$56,249	$40,354

Net Assets	$1,909,520	$12,312	$56,249	$40,354

Accumulation units outstanding	130,708	1,604	7,532	5,525
Unit value (accumulation)	$15.74	$8.64	$7.87	$7.71

Series funds, at cost	$2,449,574	$13,705	$55,477	$42,450
Series funds shares owned	205,844	1,582	7,376	5,571

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Assets:
Series funds, at fair value	$407,001	$100,193	$2,611,406	$272,411

Total Assets	407,001	100,193	2,611,406	272,411

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	27,415	7,220	220,640	18,052

Total Liabilities	27,415	7,220	220,640	18,052

Net Assets	$379,586	$92,973	$2,390,766	$254,359

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$379,586	$92,973	$2,390,766	$254,359

Net Assets	$379,586	$92,973	$2,390,766	$254,359

Accumulation units outstanding	40,142	9,651	235,923	23,052
Unit value (accumulation)	$10.14	$10.38	$11.07	$11.82

Series funds, at cost	$504,175	$127,428	$2,397,119	$309,804
Series funds shares owned	52,661	13,678	169,586	27,428

As of December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Assets:
Series funds, at fair value	$1,252,073	$3,422,195	$4,420,991	$9,465

Total Assets	1,252,073	3,422,195	4,420,991	9,465

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	81,884	261,575	293,915	654

Total Liabilities	81,884	261,575	293,915	654

Net Assets	$1,170,189	$3,160,620	$4,127,076	$8,811

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,170,189	$3,160,620	$4,127,076	$8,811

Net Assets	$1,170,189	$3,160,620	$4,127,076	$8,811

Accumulation units outstanding	89,432	406,408	205,119	1,176
Unit value (accumulation)	$14.00	$8.42	$21.56	$8.05

Series funds, at cost	$1,349,568	$3,897,210	$6,130,648	$10,200
Series funds shares owned	129,759	443,003	280,578	1,197

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Assets:
Series funds, at fair value	$4,974,299	$1,675,719	$1,489,935	$5,579

Total Assets	4,974,299	1,675,719	1,489,935	5,579

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	360,813	125,760	97,952	611

Total Liabilities	360,813	125,760	97,952	611

Net Assets	$4,613,486	$1,549,959	$1,391,983	$4,968

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$4,613,486	$1,549,959	$1,391,983	$4,968

Net Assets	$4,613,486	$1,549,959	$1,391,983	$4,968

Accumulation units outstanding	241,655	109,202	114,914	500
Unit value (accumulation)	$20.59	$15.35	$12.97	$11.16

Series funds, at cost	$5,599,028	$1,776,945	$1,608,042	$5,735
Series funds shares owned	370,216	367,563	242,811	549

As of December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Assets:
Series funds, at fair value	$1,743,327	$1,679,881	$1,100,041	$295,381

Total Assets	1,743,327	1,679,881	1,100,041	295,381

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	139,373	90,765	73,756	21,608

Total Liabilities	139,373	90,765	73,756	21,608

Net Assets	$1,603,954	$1,589,116	$1,026,285	$273,773

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$1,603,954	$1,589,116	$1,026,285	$273,773

Net Assets	$1,603,954	$1,589,116	$1,026,285	$273,773

Accumulation units outstanding	133,857	91,243	92,324	25,139
Unit value (accumulation)	$13.02	$18.41	$11.91	$11.75

Series funds, at cost	$1,830,182	$1,700,134	$1,134,932	$300,341
Series funds shares owned	185,725	165,819	114,348	30,694

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Assets and Liabilities, continued

As of December 31, 2009	Money Market Subaccount
Assets:
Series funds, at fair value	$887,414

Total Assets	887,414

Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	67,032

Total Liabilities	67,032

Net Assets	$820,382

Net Assets Applicable to Annuity Contract Holders:
Reserves for contracts in annuity payment period	$820,382

Net Assets	$820,382

Accumulation units outstanding	810,522
Unit value (accumulation)	$1.09

Series funds, at cost	$887,414
Series funds shares owned	887,414

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations

For the year ended December 31, 2009	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$61,218	$350,230	$696,334	$310,319
Mortality & expense risk charges	(17,010)	(90,935)	(182,901)	(92,721)

Net investment income (loss)	44,208	259,295	513,433	217,598

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(67,381)	(401,447)	(617,204)	(166,557)
Capital gain distributions	541	—	—	—
Change in unrealized appreciation (depreciation) of investments	379,915	1,955,386	3,464,957	1,381,707

Net gain (loss) on investments	313,075	1,553,939	2,847,753	1,215,150

Net increase (decrease) in net assets resulting from operations	$357,283	$1,813,234	$3,361,186	$1,432,748

For the year ended December 31, 2009	Partner Technology Subaccount	Partner Healthcare Subaccount	Partner Natural Resources Subaccount	Partner Emerging Markets Subaccount
Dividends	$—	$11	$—	$243
Mortality & expense risk charges	(2,021)	(898)	(856)	(277)

Net investment income (loss)	(2,021)	(887)	(856)	(34)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(51,548)	662	(944)	205
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	122,736	20,257	21,904	8,347

Net gain (loss) on investments	71,188	20,919	20,960	8,552

Net increase (decrease) in net assets resulting from operations	$69,167	$20,032	$20,104	$8,518

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2009	Real Estate Securities Subaccount	Partner Utilities Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount
Dividends	$27,379	$—	$168	$3,474
Mortality & expense risk charges	(8,540)	(251)	(2,388)	(5,163)

Net investment income (loss)	18,839	(251)	(2,220)	(1,689)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(144,870)	(908)	(28,781)	(18,700)
Capital gain distributions	—	—	—	387
Change in unrealized appreciation (depreciation) of investments	293,482	3,207	83,073	134,769

Net gain (loss) on investments	148,612	2,299	54,292	116,456

Net increase (decrease) in net assets resulting from operations	$167,451	$2,048	$52,072	$114,767

For the year ended December 31, 2009	Small Cap Stock Subaccount	Small Cap Index Subaccount	Mid Cap Growth II Subaccount	Mid Cap Growth Subaccount
Dividends	$8,487	$41,133	$3	$226
Mortality & expense risk charges	(11,160)	(25,551)	(1,537)	(16,237)

Net investment income (loss)	(2,673)	15,582	(1,534)	(16,011)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(117,913)	(281,989)	(15,790)	(87,973)
Capital gain distributions	—	359,157	—	—
Change in unrealized appreciation (depreciation) of investments	280,835	336,466	66,754	622,389

Net gain (loss) on investments	162,922	413,634	50,964	534,416

Net increase (decrease) in net assets resulting from operations	$160,249	$429,216	$49,430	$518,405

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2009	Partner Mid Cap Value Subaccount	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner Worldwide Allocation Subaccount
Dividends	$539	$5,190	$14,806	$797
Mortality & expense risk charges	(919)	(11,097)	(9,365)	(402)

Net investment income (loss)	(380)	(5,907)	5,441	395

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(13,944)	(93,225)	(89,680)	(575)
Capital gain distributions	—	—	49,973	—
Change in unrealized appreciation (depreciation) of investments	34,642	387,450	259,380	8,113

Net gain (loss) on investments	20,698	294,225	219,673	7,538

Net increase (decrease) in net assets resulting from operations	$20,318	$288,318	$225,114	$7,933

For the year ended December 31, 2009	Partner International Stock Subaccount	Partner Socially Responsible Stock Subaccount	Partner All Cap Growth Subaccount	Partner All Cap Value Subaccount
Dividends	$42,981	$56	$—	$437
Mortality & expense risk charges	(24,200)	(30)	(211)	(103)

Net investment income (loss)	18,781	26	(211)	334

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(214,454)	—	(189)	26
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	592,305	151	6,127	172

Net gain (loss) on investments	377,851	151	5,938	198

Net increase (decrease) in net assets resulting from operations	$396,632	$177	$5,727	$532

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2009	Partner All Cap Subaccount	Large Cap Growth II Subaccount	Large Cap Growth Subaccount	Partner Growth Stock Subaccount
Dividends	$4,911	$508	$17,331	$878
Mortality & expense risk charges	(4,582)	(1,095)	(29,126)	(3,379)

Net investment income (loss)	329	(587)	(11,795)	(2,501)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(30,590)	(4,330)	(88,421)	(39,231)
Capital gain distributions	—	9,844	—	—
Change in unrealized appreciation (depreciation) of investments	119,875	23,799	879,966	135,432

Net gain (loss) on investments	89,285	29,313	791,545	96,201

Net increase (decrease) in net assets resulting from operations	$89,614	$28,726	$779,750	$93,700

For the year ended December 31, 2009	Large Cap Value Subaccount	Large Cap Stock Subaccount	Large Cap Index Subaccount	Equity Income Plus Subaccount
Dividends	$20,729	$29,622	$130,334	$158
Mortality & expense risk charges	(15,442)	(38,396)	(51,985)	(55)

Net investment income (loss)	5,287	(8,774)	78,349	103

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(95,994)	(237,241)	(647,586)	(188)
Capital gain distributions	—	—	238,268	—
Change in unrealized appreciation (depreciation) of investments	306,830	970,293	1,252,214	615

Net gain (loss) on investments	210,836	733,052	842,896	427

Net increase (decrease) in net assets resulting from operations	$216,123	$724,278	$921,245	$530

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2009	Balanced Subaccount	High Yield Subaccount	Diversified Income Plus Subaccount	Partner Socially Responsible Bond Subaccount
Dividends	$215,386	$141,178	$107,463	$46
Mortality & expense risk charges	(59,915)	(19,303)	(17,153)	(19)

Net investment income (loss)	155,471	121,875	90,310	27

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(304,242)	(67,497)	(75,080)	(1)
Capital gain distributions	77,338	—	—	122
Change in unrealized appreciation (depreciation) of investments	948,648	479,617	357,768	(156)

Net gain (loss) on investments	721,744	412,120	282,688	(35)

Net increase (decrease) in net assets resulting from operations	$877,215	$533,995	$372,998	$(8)

For the year ended December 31, 2009	Income Subaccount	Bond Index Subaccount	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount
Dividends	$100,317	$71,898	$47,162	$11,115
Mortality & expense risk charges	(21,746)	(22,569)	(14,229)	(3,901)

Net investment income (loss)	78,571	49,329	32,933	7,214

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	(51,740)	(20,900)	(22,544)	(6,238)
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	288,675	92,771	124,338	32,815

Net gain (loss) on investments	236,935	71,871	101,794	26,577

Net increase (decrease) in net assets resulting from operations	$315,506	$121,200	$134,727	$33,791

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Operations, continued

For the year ended December 31, 2009	Money Market Subaccount
Dividends	$5,425
Mortality & expense risk charges	(13,888)

Net investment income (loss)	(8,463)

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gains (loss) on investments	—
Capital gain distributions	—
Change in unrealized appreciation (depreciation) of investments	—

Net gain (loss) on investments	—

Net increase (decrease) in net assets resulting from operations	$(8,463)

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets

For the years ended, except as indicated [1]	Aggressive Allocation Subaccount		Moderately Aggressive Allocation Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$44,208	$4,281	$259,295	$74,026
Net realized gains (loss) on investments	(66,840)	50,855	(401,447)	89,369
Change in net unrealized appreciation (depreciation) on investments	379,915	(876,201)	1,955,386	(3,943,683)

Net Change in Net Assets from Operations	357,283	(821,065)	1,813,234	(3,780,288)

Unit Transactions:
Proceeds from units issued	13,895	30,547	657,917	666,268
Death benefits	—	(42,362)	(98,344)	(13,197)
Surrenders and terminations	(47,823)	—	(51,087)	(42,302)
Annuity benefit payments	(121,243)	(157,018)	(649,585)	(874,147)
Adjustments to annuity reserves	(125,539)	—	(669,167)	—
Transfers between subaccounts	33,738	51,957	2,381	189,000

Net Change in Net Assets from Unit Transactions	(246,972)	(116,876)	(807,885)	(74,378)

Net Change in Net Assets	110,311	(937,941)	1,005,349	(3,854,666)

Net Assets Beginning of Period	1,313,363	2,251,304	6,985,891	10,840,557

Net Assets End of Period	$1,423,674	$1,313,363	$7,991,240	$6,985,891

For the years ended, except as indicated [1]	Moderate Allocation Subaccount		Moderately Conservative Allocation Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$513,433	$227,189	$217,598	$119,499
Net realized gains (loss) on investments	(617,204)	(43,942)	(166,557)	(65,583)
Change in net unrealized appreciation (depreciation) on investments	3,464,957	(6,170,078)	1,381,707	(2,050,307)

Net Change in Net Assets from Operations	3,361,186	(5,986,831)	1,432,748	(1,996,391)

Unit Transactions:
Proceeds from units issued	587,555	1,413,386	331,443	662,527
Death benefits	(80,016)	(538,169)	(45,754)	(112,892)
Surrenders and terminations	(273,384)	(370,861)	(71,003)	(34,094)
Annuity benefit payments	(1,351,849)	(1,626,904)	(798,086)	(909,905)
Adjustments to annuity reserves	(1,260,414)	—	(603,824)	—
Transfers between subaccounts	(66,167)	1,166,119	851,887	425,105

Net Change in Net Assets from Unit Transactions	(2,444,275)	43,571	(335,337)	30,741

Net Change in Net Assets	916,911	(5,943,260)	1,097,411	(1,965,650)

Net Assets Beginning of Period	14,065,660	20,008,920	6,891,411	8,857,061

Net Assets End of Period	$14,982,571	$14,065,660	$7,988,822	$6,891,411

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated [1]	Partner Technology Subaccount		Partner Healthcare Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income(loss)	$(2,021)	$(3,175)	$(887)	$(93)
Net realized gains(loss) on investments	(51,548)	24,971	662	(466)
Change in net unrealized appreciation(depreciation) on investments	122,736	(174,265)	20,257	(3,266)

Net Change in Net Assets from Operations	69,167	(152,469)	20,032	(3,825)

Unit Transactions:
Proceeds from units issued	2,112	6,465	18,861	2,998
Death benefits	(2,672)	—	—	—
Surrenders and terminations	(651)	(15,109)	—	—
Annuity benefit payments	(16,608)	(30,773)	(6,207)	(152)
Adjustments to annuity reserves	(18,814)	—	(9,805)	—
Transfers between subaccounts	(13,746)	(5,986)	72,190	17,643

Net Change in Net Assets from Unit Transactions	(50,379)	(45,403)	75,039	20,489

Net Change in Net Assets	18,788	(197,872)	95,071	16,664

Net Assets Beginning of Period	150,114	347,986	16,664	—

Net Assets End of Period	$168,902	$150,114	$111,735	$16,664

For the years ended, except as indicated [1]	Partner Natural Resources Subaccount		Partner Emerging Markets Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(856)	$(172)	$(34)	$4
Net realized gains (loss) on investments	(944)	(396)	205	(3)
Change in net unrealized appreciation (depreciation) on investments	21,904	(19,282)	8,347	(725)

Net Change in Net Assets from Operations	20,104	(19,850)	8,518	(724)

Unit Transactions:
Proceeds from units issued	20,966	20,389	21,468	8
Death benefits	—	—	—	—
Surrenders and terminations	—	—	—	—
Annuity benefit payments	(4,716)	(419)	(2,286)	—
Adjustments to annuity reserves	(9,632)	—	(4,828)	—
Transfers between subaccounts	52,739	27,402	26,739	1,942

Net Change in Net Assets from Unit Transactions	59,357	47,372	41,093	1,950

Net Change in Net Assets	79,461	27,522	49,611	1,226

Net Assets Beginning of Period	27,522	—	1,226	—

Net Assets End of Period	$106,983	$27,522	$50,837	$1,226

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated [1]	Real Estate Securities Subaccount		Partner Utilities Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$18,839	$64,092	$(251)	$226
Net realized gains (loss) on investments	(144,870)	102,543	(908)	(137)
Change in net unrealized appreciation (depreciation) on investments	293,482	(681,871)	3,207	(6,278)

Net Change in Net Assets from Operations	167,451	(515,236)	2,048	(6,189)

Unit Transactions:
Proceeds from units issued	5,246	27,865	328	3,034
Death benefits	(4,413)	—	—	—
Surrenders and terminations	(39,098)	(34,496)	—	—
Annuity benefit payments	(62,311)	(138,056)	(1,525)	—
Adjustments to annuity reserves	(66,174)	—	(1,099)	—
Transfers between subaccounts	(56,918)	(87,236)	(1,540)	24,537

Net Change in Net Assets from Unit Transactions	(223,668)	(231,923)	(3,836)	27,571

Net Change in Net Assets	(56,217)	(747,159)	(1,788)	21,382

Net Assets Beginning of Period	811,477	1,558,636	21,382	—

Net Assets End of Period	$755,260	$811,477	$19,594	$21,382

For the years ended, except as indicated [1]	Partner Small Cap Growth Subaccount		Partner Small Cap Value Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(2,220)	$(3,937)	$(1,689)	$(547)
Net realized gains (loss) on investments	(28,781)	6,045	(18,313)	59,358
Change in net unrealized appreciation (depreciation) on investments	83,073	(169,820)	134,769	(218,325)

Net Change in Net Assets from Operations	52,072	(167,712)	114,767	(159,514)

Unit Transactions:
Proceeds from units issued	9,474	14,449	12,728	3,493
Death benefits	(3,090)	(308)	(1,038)	(341)
Surrenders and terminations	—	(2,156)	—	(13,573)
Annuity benefit payments	(21,772)	(43,383)	(39,485)	(59,777)
Adjustments to annuity reserves	(16,249)	—	(35,233)	—
Transfers between subaccounts	(27,191)	24,695	(215)	(101,217)

Net Change in Net Assets from Unit Transactions	(58,828)	(6,703)	(63,243)	(171,415)

Net Change in Net Assets	(6,756)	(174,415)	51,524	(330,929)

Net Assets Beginning of Period	205,083	379,498	392,966	723,895

Net Assets End of Period	$198,327	$205,083	$444,490	$392,966

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated [1]	Small Cap Stock Subaccount		Small Cap Index Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(2,673)	$(3,644)	$15,582	$(2,627)
Net realized gains (loss) on investments	(117,913)	172,228	77,168	608,244
Change in net unrealized appreciation (depreciation) on investments	280,835	(807,622)	336,466	(1,782,150)

Net Change in Net Assets from Operations	160,249	(639,038)	429,216	(1,176,533)

Unit Transactions:
Proceeds from units issued	(6,925)	12,873	23,453	32,575
Death benefits	(17,897)	(8,130)	(25,472)	(145,256)
Surrenders and terminations	(14,431)	(540)	(74,620)	(53,313)
Annuity benefit payments	(89,038)	(138,045)	(179,526)	(282,056)
Adjustments to annuity reserves	(75,790)	—	(164,434)	—
Transfers between subaccounts	46,244	(161,741)	(142,039)	(203,637)

Net Change in Net Assets from Unit Transactions	(157,837)	(295,583)	(562,638)	(651,687)

Net Change in Net Assets	2,412	(934,621)	(133,422)	(1,828,220)

Net Assets Beginning of Period	952,363	1,886,984	2,231,498	4,059,718

Net Assets End of Period	$954,775	$952,363	$2,098,076	$2,231,498

For the years ended, except as indicated [1]	Mid Cap Growth II Subaccount		Mid Cap Growth Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(1,534)	$(2,069)	$(16,011)	$(455)
Net realized gains (loss) on investments	(15,790)	28,989	(87,973)	318,963
Change in net unrealized appreciation (depreciation) on investments	66,754	(131,817)	622,389	(1,241,693)

Net Change in Net Assets from Operations	49,430	(104,897)	518,405	(923,185)

Unit Transactions:
Proceeds from units issued	3,741	(1,166)	6,218	30,514
Death benefits	(3,213)	(49,088)	(7,072)	(15,313)
Surrenders and terminations	(33,213)	(8,135)	(36,352)	(53,870)
Annuity benefit payments	(11,802)	(20,539)	(122,603)	(174,506)
Adjustments to annuity reserves	(9,576)	—	(131,737)	—
Transfers between subaccounts	(1,410)	(2,986)	(31,078)	524,097

Net Change in Net Assets from Unit Transactions	(55,473)	(81,914)	(322,624)	310,922

Net Change in Net Assets	(6,043)	(186,811)	195,781	(612,263)

Net Assets Beginning of Period	118,584	305,395	1,181,119	1,793,382

Net Assets End of Period	$112,541	$118,584	$1,376,900	$1,181,119

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated [1]	Partner Mid Cap Value Subaccount		Mid Cap Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(380)	$400	$(5,907)	$(1,678)
Net realized gains (loss) on investments	(13,944)	2,087	(93,225)	84,652
Change in net unrealized appreciation (depreciation) on investments	34,642	(50,612)	387,450	(737,091)

Net Change in Net Assets from Operations	20,318	(48,125)	288,318	(654,117)

Unit Transactions:
Proceeds from units issued	193	545	(5,316)	13,014
Death benefits	—	—	(31,662)	(8,417)
Surrenders and terminations	(56,815)	—	(21,878)	(15,925)
Annuity benefit payments	(7,188)	(9,976)	(81,605)	(111,407)
Adjustments to annuity reserves	(2,949)	—	(76,629)	—
Transfers between subaccounts	2,329	13,831	39,597	(143,874)

Net Change in Net Assets from Unit Transactions	(64,430)	4,400	(177,493)	(266,609)

Net Change in Net Assets	(44,112)	(43,725)	110,825	(920,726)

Net Assets Beginning of Period	90,281	134,006	841,946	1,762,672

Net Assets End of Period	$46,169	$90,281	$952,771	$841,946

For the years ended, except as indicated [1]	Mid Cap Index Subaccount		Partner Worldwide Allocation Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$5,441	$1,641	$395	$37
Net realized gains (loss) on investments	(39,707)	161,844	(575)	(2,875)
Change in net unrealized appreciation (depreciation) on investments	259,380	(663,668)	8,113	(10,029)

Net Change in Net Assets from Operations	225,114	(500,183)	7,933	(12,867)

Unit Transactions:
Proceeds from units issued	2,650	14,720	830	22,234
Death benefits	(26,113)	(35,337)	—	—
Surrenders and terminations	(18,027)	(38,827)	—	—
Annuity benefit payments	(70,467)	(108,867)	(2,547)	(1,172)
Adjustments to annuity reserves	(57,461)	—	(4,310)	—
Transfers between subaccounts	(81,604)	(84,707)	35,104	12,809

Net Change in Net Assets from Unit Transactions	(251,022)	(253,018)	29,077	33,871

Net Change in Net Assets	(25,908)	(753,201)	37,010	21,004

Net Assets Beginning of Period	778,533	1,531,734	21,004	—

Net Assets End of Period	$752,625	$778,533	$58,014	$21,004

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated [1]	Partner International Stock Subaccount		Partner Socially Responsible Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009
Operations:
Net investment income (loss)	$18,781	$120,243	$26
Net realized gains (loss) on investments	(214,454)	569,327	—
Change in net unrealized appreciation (depreciation) on investments	592,305	(2,389,423)	151

Net Change in Net Assets from Operations	396,632	(1,699,853)	177

Unit Transactions:
Proceeds from units issued	6,031	53,843	14,580
Death benefits	(15,489)	(59,882)	—
Surrenders and terminations	(51,242)	(116,997)	—
Annuity benefit payments	(190,658)	(337,754)	(900)
Adjustments to annuity reserves	(147,252)	—	(1,545)
Transfers between subaccounts	(194,883)	(296,340)	—

Net Change in Net Assets from Unit Transactions	(593,493)	(757,130)	12,135

Net Change in Net Assets	(196,861)	(2,456,983)	12,312

Net Assets Beginning of Period	2,106,381	4,563,364	—

Net Assets End of Period	$1,909,520	$2,106,381	$12,312

For the years ended, except as indicated [1]	Partner All Cap Growth Subaccount		Partner All Cap Value Subaccount
	12/31/2009	12/31/2008	12/31/2009
Operations:
Net investment income (loss)	$(211)	$(25)	$334
Net realized gains (loss) on investments	(189)	(53)	26
Change in net unrealized appreciation (depreciation) on investments	6,127	(2,363)	172

Net Change in Net Assets from Operations	5,727	(2,441)	532

Unit Transactions:
Proceeds from units issued	883	21	4,175
Death benefits	—	—	—
Surrenders and terminations	—	—	—
Annuity benefit payments	(1,931)	(159)	(1,306)
Adjustments to annuity reserves	(2,992)	—	(2,268)
Transfers between subaccounts	51,224	5,917	39,221

Net Change in Net Assets from Unit Transactions	47,184	5,779	39,822

Net Change in Net Assets	52,911	3,338	40,354

Net Assets Beginning of Period	3,338	—	—

Net Assets End of Period	$56,249	$3,338	$40,354

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated[1]	Partner All Cap Subaccount		Large Cap Growth II Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$329	$(2,779)	$(587)	$(738)
Net realized gains (loss) on investments	(30,590)	100,611	5,514	18,433
Change in net unrealized appreciation (depreciation) on investments	119,875	(393,886)	23,799	(80,901)

Net Change in Net Assets from Operations	89,614	(296,054)	28,726	(63,206)

Unit Transactions:
Proceeds from units issued	6,095	12,251	283	339
Death benefits	—	(59,619)	—	—
Surrenders and terminations	—	—	—	(2,350)
Annuity benefit payments	(35,202)	(52,370)	(8,278)	(10,573)
Adjustments to annuity reserves	(27,415)	—	(7,220)	—
Transfers between subaccounts	(18,838)	(8,487)	(644)	(4,531)

Net Change in Net Assets from Unit Transactions	(75,360)	(108,225)	(15,859)	(17,115)

Net Change in Net Assets	14,254	(404,279)	12,867	(80,321)

Net Assets Beginning of Period	365,332	769,611	80,106	160,427

Net Assets End of Period	$379,586	$365,332	$92,973	$80,106

For the years ended, except as indicated [1]	Large Cap Growth Subaccount		Partner Growth Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(11,795)	$(4,160)	$(2,501)	$(2,035)
Net realized gains(loss) on investments	(88,421)	70,538	(39,231)	39,134
Change in net unrealized appreciation (depreciation) on investments	879,966	(1,893,519)	135,432	(260,633)

Net Change in Net Assets from Operations	779,750	(1,827,141)	93,700	(223,534)

Unit Transactions:
Proceeds from units issued	(103)	34,271	920	24,648
Death benefits	(17,072)	(37,403)	—	(1,553)
Surrenders and terminations	(119,014)	(66,359)	(22,566)	(48,651)
Annuity benefit payments	(220,114)	(348,413)	(25,579)	(45,993)
Adjustments to annuity reserves	(220,640)	—	(18,052)	—
Transfers between subaccounts	(110,124)	(61,616)	(48,255)	(13,025)

Net Change in Net Assets from Unit Transactions	(687,067)	(479,520)	(113,532)	(84,574)

Net Change in Net Assets	92,683	(2,306,661)	(19,832)	(308,108)

Net Assets Beginning of Period	2,298,083	4,604,744	274,191	582,299

Net Assets End of Period	$2,390,766	$2,298,083	$254,359	$274,191

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

For the years ended, except as indicated [1]	Large Cap Value Subaccount		Large Cap Stock Subaccount
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$5,287	$46,074	$(8,774)	$80,874
Net realized gains (loss) on investments	(95,994)	124,870	(237,241)	372,604
Change in net unrealized appreciation (depreciation) on investments	306,830	(978,681)	970,293	(2,553,705)

Net Change in Net Assets from Operations	216,123	(807,737)	724,278	(2,100,227)

Unit Transactions:
Proceeds from units issued	(1,529)	10,655	9,706	20,055
Death benefits	(20,392)	(73,906)	(26,708)	(85,611)
Surrenders and terminations	(79,931)	(100,067)	(103,130)	(24,323)
Annuity benefit payments	(121,363)	(206,772)	(274,668)	(439,890)
Adjustments to annuity reserves	(81,884)	—	(261,575)	—
Transfers between subaccounts	(116,168)	(88,760)	(29,524)	(301,468)

Net Change in Net Assets from Unit Transactions	(421,267)	(458,850)	(685,899)	(831,237)

Net Change in Net Assets	(205,144)	(1,266,587)	38,379	(2,931,464)

Net Assets Beginning of Period	1,375,333	2,641,920	3,122,241	6,053,705

Net Assets End of Period	$1,170,189	$1,375,333	$3,160,620	$3,122,241

	Large Cap Index Subaccount		Equity Income Plus Subaccount
For the years ended, except as indicated [1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$78,349	$69,813	$103	$48
Net realized gains (loss) on investments	(409,318)	445,215	(188)	(53)
Change in net unrealized appreciation (depreciation) on investments	1,252,214	(3,409,278)	615	(1,350)

Net Change in Net Assets from Operations	921,245	(2,894,250)	530	(1,355)

Unit Transactions:
Proceeds from units issued	46,645	181,110	6,135	693
Death benefits	(41,725)	(111,977)	—	—
Surrenders and terminations	(192,910)	(72,071)	—	—
Annuity benefit payments	(458,483)	(638,637)	(683)	(315)
Adjustments to annuity reserves	(293,915)	—	(654)	—
Transfers between subaccounts	(220,762)	(267,024)	—	4,460

Net Change in Net Assets from Unit Transactions	(1,161,150)	(908,599)	4,798	4,838

Net Change in Net Assets	(239,905)	(3,802,849)	5,328	3,483

Net Assets Beginning of Period	4,366,981	8,169,830	3,483	—

Net Assets End of Period	$4,127,076	$4,366,981	$8,811	$3,483

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Balanced Subaccount		High Yield Subaccount
For the years ended, except as indicated [1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$155,471	$173,703	$121,875	$137,853
Net realized gains (loss) on investments	(226,904)	143,132	(67,497)	(48,988)
Change in net unrealized appreciation (depreciation) on investments	948,648	(2,426,726)	479,617	(492,618)

Net Change in Net Assets from Operations	877,215	(2,109,891)	533,995	(403,753)

Unit Transactions:
Proceeds from units issued	67,881	29,420	21,345	69,827
Death benefits	(30,088)	(119,350)	(14,988)	(64,677)
Surrenders and terminations	(240,885)	(124,250)	(53,692)	(9,231)
Annuity benefit payments	(482,438)	(666,082)	(154,058)	(178,433)
Adjustments to annuity reserves	(360,813)	—	(125,760)	—
Transfers between subaccounts	(290,905)	(555,967)	(38,793)	(69,784)

Net Change in Net Assets from Unit Transactions	(1,337,248)	(1,436,229)	(365,946)	(252,298)

Net Change in Net Assets	(460,033)	(3,546,120)	168,049	(656,051)

Net Assets Beginning of Period	5,073,519	8,619,639	1,381,910	2,037,961

Net Assets End of Period	$4,613,486	$5,073,519	$1,549,959	$1,381,910

	Diversified Income Plus Subaccount		Partner Socially Responsible Bond Subaccount
For the years ended, except as indicated [1]	12/31/2009	12/31/2008	12/31/2009
Operations:
Net investment income (loss)	$90,310	$92,278	$27
Net realized gains (loss) on investments	(75,080)	(21,925)	121
Change in net unrealized appreciation (depreciation) on investments	357,768	(518,502)	(156)

Net Change in Net Assets from Operations	372,998	(448,149)	(8)

Unit Transactions:
Proceeds from units issued	15,889	(27,090)	6,000
Death benefits	(5,517)	(84,645)	—
Surrenders and terminations	—	(14,806)	—
Annuity benefit payments	(171,805)	(223,360)	(413)
Adjustments to annuity reserves	(97,952)	—	(611)
Transfers between subaccounts	(72,211)	(27,897)	—

Net Change in Net Assets from Unit Transactions	(331,596)	(377,798)	4,976

Net Change in Net Assets	41,402	(825,947)	4,968

Net Assets Beginning of Period	1,350,581	2,176,528	—

Net Assets End of Period	$1,391,983	$1,350,581	$4,968

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Income Subaccount		Bond Index Subaccount
For the years ended, except as indicated [1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$78,571	$89,642	$49,329	$77,209
Net realized gains (loss) on investments	(51,740)	(33,865)	(20,900)	(18,249)
Change in net unrealized appreciation (depreciation) on investments	288,675	(305,675)	92,771	(105,780)

Net Change in Net Assets from Operations	315,506	(249,898)	121,200	(46,820)

Unit Transactions:
Proceeds from units issued	6,731	61,795	17,079	65,943
Death benefits	(14,962)	(13,451)	(11,883)	(19,025)
Surrenders and terminations	(48,702)	(9,351)	(44,414)	(24,143)
Annuity benefit payments	(162,120)	(187,269)	(171,179)	(180,985)
Adjustments to annuity reserves	(139,373)	—	(90,765)	—
Transfers between subaccounts	(106,372)	(11,147)	(175,867)	(132,080)

Net Change in Net Assets from Unit Transactions	(464,798)	(159,423)	(477,029)	(290,290)

Net Change in Net Assets	(149,292)	(409,321)	(355,829)	(337,110)

Net Assets Beginning of Period	1,753,246	2,162,567	1,944,945	2,282,055

Net Assets End of Period	$1,603,954	$1,753,246	$1,589,116	$1,944,945

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended, except as indicated [1]	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$32,933	$45,852	$7,214	$12,370
Net realized gains (loss) on investments	(22,544)	(21,225)	(6,238)	(3,542)
Change in net unrealized appreciation (depreciation) on investments	124,338	(128,911)	32,815	(32,952)

Net Change in Net Assets from Operations	134,727	(104,284)	33,791	(24,124)

Unit Transactions:
Proceeds from units issued	28,945	40,107	936	39,768
Death benefits	(3,669)	(53,509)	—	—
Surrenders and terminations	(3,505)	(4,127)	—	—
Annuity benefit payments	(115,397)	(145,885)	(30,537)	(35,682)
Adjustments to annuity reserves	(73,756)	—	(21,608)	—
Transfers between subaccounts	(122,561)	(82,958)	(45,212)	(23,773)

Net Change in Net Assets from Unit Transactions	(289,943)	(246,372)	(96,421)	(19,687)

Net Change in Net Assets	(155,216)	(350,656)	(62,630)	(43,811)

Net Assets Beginning of Period	1,181,501	1,532,157	336,403	380,214

Net Assets End of Period	$1,026,285	$1,181,501	$273,773	$336,403

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Statements of Changes in Net Assets, continued

	Money Market Subaccount
For the years ended, except as indicated [1]	12/31/2009	12/31/2008
Operations:
Net investment income (loss)	$(8,463)	$17,869
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	(8,463)	17,869

Unit Transactions:
Proceeds from units issued	1,221,768	2,665,433
Death benefits	—	(2,679)
Surrenders and terminations	(40,442)	(116,216)
Annuity benefit payments	(115,888)	(163,188)
Adjustments to annuity reserves	(67,032)	—
Transfers between subaccounts	(1,391,791)	(2,799,573)

Net Change in Net Assets from Unit Transactions	(393,385)	(416,223)

Net Change in Net Assets	(401,848)	(398,354)

Net Assets Beginning of Period	1,222,230	1,620,584

Net Assets End of Period	$820,382	$1,222,230

[1]	Certain subaccounts commenced operations during 2008 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements

As of December 31, 2009

(1) Organization

The Thrivent Variable Annuity Account II ( the Variable Account), is a unit investment trust registered under the Investment Company Act of 1940 and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account has 41 subaccounts, each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation (d)	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation (d)	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation (d)	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (a)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (b)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (b)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets (b)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities (g)	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Utilities (b)	Thrivent Series Fund, Inc. — Partner Utilities Portfolio
Partner Small Cap Growth (l)	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value (g)	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth II (l)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio II
Mid Cap Growth (l)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio (f)
Partner Mid Cap Value (d)	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner International Stock (g)	Thrivent Series Fund, Inc. — Partner International Stock Portfolio (e)
Partner Socially Responsible Stock (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (b)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (b)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap (l)	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth II (l)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio II
Large Cap Growth (l)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio (i)
Partner Growth Stock (l)	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio (j)
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (b)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield (l)	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (c)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Partner Socially Responsible Bond (b)	Thrivent Series Fund, Inc. — Partner Socially Responsible Bond Portfolio

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(1) Organization, continued

Income (l)	Thrivent Series Fund, Inc. — Income Portfolio
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond (l)	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities (g)	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market (h)	Thrivent Series Fund, Inc. — Money Market Portfolio (k)

(a)	Formerly known as Technology, name change effective June 30, 2009
(b)	Since inception, April 30, 2008
(c)	Formerly known as High Yield II, name change effective June 30, 2006
(d)	Since inception, April 29, 2005
(e)	Aid Association for Lutherans (AAL) Series Fund, Inc. — International Portfolio merged into the Thrivent Series Fund, Inc. — Partner International Stock Portfolio as of April 30, 2004.
(f)	Lutheran Brotherhood (LB) Series Fund, Inc. — Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio as of April 30, 2004.
(g)	Since inception, April 30, 2003
(h)	Since inception, April 25, 2003
(i)	AAL Series Fund, Inc. — Aggressive Growth Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Growth Portfolio as of April 25, 2003.
(j)	AAL Series Fund, Inc. — Equity Income Portfolio merged into the Thrivent Series Fund, Inc. — Large Cap Value Portfolio as of April 25, 2003.
(k)	AAL Series Fund, Inc. — Money Market Portfolio merged into the Thrivent Series Fund, Inc. — Money Market Portfolio as of April 25, 2003.
(l)	Since inception, April 30, 2002

The Funds are registered under the Investment Company Act of 1940 as open-end, diversified management investment companies.

The Variable Account is used to fund single premium immediate variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the single premium immediate variable annuity contracts. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) Significant Accounting Policies

Valuation of Investments

The investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(2) Significant Accounting Policies, continued

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 2000 IAM mortality table. The reserve rate is the maximum SPIA valuation interest rate. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In 2008, Thrivent Financial adopted new guidance for measuring fair value, which expanded disclosures about fair value measurements. Under this standard fair value is based on an exit price model, whereby value is determined based on a price that would be paid or received to settle a financial instrument. Thrivent Financial adopted the provisions of this standard as of January 1, 2008, and the adoption did not have a significant impact on their statements.

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1: Fair value based on quoted prices for identical assets in active markets that are accessible.

Level 2: Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.

Level 3: Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(3) Expense Charges

Proceeds received by the Variable Account from units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

The maximum commuted value charge (if surrendered) is 2%. The net amount received upon surrender is the commuted value. For the variable subaccounts, the commuted value is calculated using an interest rate of 0.5% greater than the assumed interest return selected. The withdrawal and surrender charges are deducted by redeeming units of the subaccounts of the Variable Account.

The contract owner may make twelve transfers between investment options per contract year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract and is equivalent to an annual rate of 1.25% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2009, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund. The Fund’s advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Partner Natural Resources	0.75%
Partner Emerging Markets	1.20%
Real Estate Securities	0.80%
Partner Utilities	0.75%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth II	0.90%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner International Stock	0.85%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth II	0.80%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(3) Expense Charges, continued

Subaccount	% of Average Net Assets
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Partner Socially Responsible Bond	0.70%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

(4) Unit Activity

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Partner Technology	Partner Healthcare
Units Outstanding at December 31, 2007	163,529	819,739	1,580,100	737,343	41,751	—
Units Issued	20,653	166,912	330,626	199,416	7,392	2,193
Units Redeemed	(30,267)	(183,498)	(354,145)	(205,019)	(13,849)	(316)

Units Outstanding at December 31, 2008	153,915	803,153	1,556,581	731,740	35,294	1,877
Units Issued	7,395	118,908	158,806	142,762	14,129	10,149
Units Redeemed	(20,569)	(145,331)	(280,943)	(120,530)	(20,881)	(830)

Units Outstanding at December 31, 2009	140,741	776,730	1,434,444	753,972	28,542	11,196

	Partner Natural Resources	Partner Emerging Markets	Real Estate Securities	Partner Utilities	Partner Small Cap Growth	Partner Small Cap Value
Units Outstanding at December 31, 2007	—	—	74,353	—	27,423	35,163
Units Issued	5,183	219	2,202	3,223	10,923	2,992
Units Redeemed	(340)	—	(14,094)	(161)	(11,911)	(11,657)

Units Outstanding at December 31, 2008	4,843	219	62,461	3,062	26,435	26,498
Units Issued	10,694	5,810	1,809	136	1,415	4,237
Units Redeemed	(1,081)	(262)	(14,671)	(519)	(7,066)	(5,585)

Units Outstanding at December 31, 2009	14,456	5,767	49,599	2,679	20,784	25,150

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Small Cap Stock	Small Cap Index	Mid Cap Growth II	Mid Cap Growth	Partner Mid Cap Value	Mid Cap Stock
Units Outstanding at December 31, 2007	106,931	124,303	20,593	112,763	10,055	116,369
Units Issued	4,582	7,675	678	49,224	1,858	8,895
Units Redeemed	(24,050)	(31,602)	(7,137)	(34,249)	(1,351)	(30,256)

Units Outstanding at December 31, 2008	87,463	100,376	14,134	127,738	10,562	95,008
Units Issued	20,685	6,166	1,470	2,227	437	23,913
Units Redeemed	(28,539)	(24,297)	(5,733)	(20,512)	(6,602)	(34,360)

Units Outstanding at December 31, 2009	79,609	82,245	9,871	109,453	4,397	84,561

	Mid Cap Index	Partner Worldwide Allocation	Partner International Stock	Partner Socially Responsible Stock	Partner All Cap Growth	Partner All Cap Value
Units Outstanding at December 31, 2007	92,336	—	207,873	—	—	—
Units Issued	5,945	4,490	15,594	—	653	—
Units Redeemed	(23,686)	(1,012)	(58,491)	—	(23)	—

Units Outstanding at December 31, 2008	74,595	3,478	164,976	—	630	—
Units Issued	4,717	4,937	5,096	1,710	7,172	5,695
Units Redeemed	(21,815)	(479)	(39,364)	(106)	(270)	(170)

Units Outstanding at December 31, 2009	57,497	7,936	130,708	1,604	7,532	5,525

	Partner All Cap	Large Cap Growth II	Large Cap Growth	Partner Growth Stock	Large Cap Value	Large Cap Stock
Units Outstanding at December 31, 2007	54,303	12,233	332,734	39,816	146,371	557,450
Units Issued	6,956	53	17,927	4,252	14,142	21,436
Units Redeemed	(15,539)	(1,634)	(60,735)	(11,261)	(43,021)	(111,690)

Units Outstanding at December 31, 2008	45,720	10,652	289,926	32,807	117,492	467,196
Units Issued	1,877	74	4,943	491	4,855	39,243
Units Redeemed	(7,455)	(1,075)	(58,946)	(10,246)	(32,915)	(100,031)

Units Outstanding at December 31, 2009	40,142	9,651	235,923	23,052	89,432	406,408

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(4) Unit Activity, continued

	Large Cap Index	Equity Income Plus	Balanced	High Yield	Diversified Income Plus	Partner Socially Responsible Bond
Units Outstanding at December 31, 2007	293,324	—	367,652	146,717	167,230	—
Units Issued	26,626	538	21,742	8,414	13,533	—
Units Redeemed	(67,442)	(39)	(93,021)	(27,518)	(43,876)	—

Units Outstanding at December 31, 2008	252,508	499	296,373	127,613	136,887	—
Units Issued	12,746	772	6,428	6,089	5,353	547
Units Redeemed	(60,135)	(95)	(61,146)	(24,500)	(27,326)	(47)

Units Outstanding at December 31, 2009	205,119	1,176	241,655	109,202	114,914	500

	Income	Bond Index	Limited Maturity Bond	Mortgage Securities	Money Market
Units Outstanding at December 31, 2007	175,137	130,053	133,786	33,899	1,492,722
Units Issued	13,692	13,815	10,800	3,738	3,041,901
Units Redeemed	(27,573)	(30,699)	(32,906)	(5,681)	(3,427,377)

Units Outstanding at December 31, 2008	161,256	113,169	111,680	31,956	1,107,246
Units Issued	4,163	3,536	5,750	256	1,745,893
Units Redeemed	(31,562)	(25,462)	(25,106)	(7,073)	(2,042,617)

Units Outstanding at December 31, 2009	133,857	91,243	92,324	25,139	810,522

(5) Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2009 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$129,375	$206,059
Moderately Aggressive Allocation	1,341,924	1,221,346
Moderate Allocation	1,906,093	2,576,522
Moderately Conservative Allocation	1,616,500	1,130,416
Partner Technology	56,662	90,248
Partner Healthcare	92,268	8,311
Partner Natural Resources	75,950	7,816
Partner Emerging Markets	48,251	2,363
Real Estate Securities	38,587	177,243
Partner Utilities	573	3,561
Partner Small Cap Growth	12,168	56,968
Partner Small Cap Value	58,076	87,389
Small Cap Stock	234,444	319,164
Small Cap Index	492,110	515,575
Mid Cap Growth II	12,507	59,938

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(5) Purchases and Sales of Investments, continued

Subaccount	Purchases	Sales
Mid Cap Growth	$20,332	$227,229
Partner Mid Cap Value	3,808	65,670
Mid Cap Stock	239,473	346,243
Mid Cap Index	95,854	234,002
Partner Worldwide Allocation	37,172	3,391
Partner International Stock	68,277	495,736
Partner Socially Responsible Stock	13,754	49
Partner All Cap Growth	52,073	2,109
Partner All Cap Value	43,807	1,384
Partner All Cap	19,179	66,795
Large Cap Growth II	10,806	10,188
Large Cap Growth	42,709	520,931
Partner Growth Stock	4,364	102,345
Large Cap Value	52,399	386,494
Large Cap Stock	257,485	690,584
Large Cap Index	504,308	1,054,926
Equity Income Plus	6,177	623
Balanced	349,517	1,093,143
High Yield	205,148	323,458
Diversified Income Plus	158,501	301,836
Partner Socially Responsible Bond	5,864	128
Income	134,453	381,306
Bond Index	103,821	440,755
Limited Maturity Bond	104,749	288,003
Mortgage Securities	12,533	80,132
Money Market	1,569,619	1,904,434

(6) Unit Values

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2009, except as indicated in Note 1, follows:

Subaccount	2009	2008	2007	2006	2005
Aggressive Allocation
Units	140,741	153,915	163,529	158,119	19,350
Unit value	$11.01	$8.53	$13.77	$12.75	$11.35
Net assets	$1,423,674	$1,313,363	$2,251,304	$2,016,278	$219,612
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.50%	1.49%	0.59%	0.00%	0.21%
Total return (c)	29.00%	(38.02)%	7.96%	12.36%	13.49%

Moderately Aggressive Allocation
Units	776,730	803,153	819,739	646,901	179,857
Unit value	$11.14	$8.69	$13.22	$12.42	$11.12
Net assets	$7,991,240	$6,985,891	$10,840,557	$8,036,506	$1,999,682
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.81%	2.01%	0.84%	0.00%	0.37%
Total return (c)	28.19%	(34.23)%	6.40%	11.74%	11.18%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Moderate Allocation
Units	1,434,444	1,556,581	1,580,100	878,153	285,561
Unit value	$11.32	$9.04	$12.66	$12.01	$10.91
Net assets	$14,982,571	$14,065,660	$20,008,920	$10,546,374	$3,114,064
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.76%	2.48%	1.17%	0.00%	0.86%
Total return (c)	25.31%	(28.64)%	5.44%	10.13%	9.05%

Moderately Conservative Allocation
Units	753,972	731,740	737,343	460,436	138,027
Unit value	$11.40	$9.42	$12.01	$11.52	$10.65
Net assets	$7,988,822	$6,891,411	$8,857,061	$5,302,865	$1,469,831
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.18%	2.72%	1.63%	0.00%	2.30%
Total return (c)	21.01%	(21.60)%	4.30%	8.15%	6.49%

Partner Technology
Units	28,542	35,294	41,751	46,314	53,764
Unit value	$6.58	$4.25	$8.33	$7.60	$7.45
Net assets	$168,902	$150,114	$347,986	$351,931	$400,600
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.31%
Total return (c)	54.64%	(48.97)%	9.68%	1.98%	2.44%

Partner Healthcare
Units	11,196	1,877
Unit value	$10.86	$8.88
Net assets	$111,735	$16,664
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.02%	0.11%
Total return (c)	22.29%	(11.23)%

Partner Natural Resources
Units	14,456	4,843
Unit value	$8.07	$5.68
Net assets	$106,983	$27,522
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	0.14%
Total return (c)	41.94%	(43.17)%

Partner Emerging Markets
Units	5,767	219
Unit value	$9.65	$5.59
Net assets	$50,837	$1,226
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	1.09%	1.38%
Total return (c)	72.53%	(44.06)%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Real Estate Securities
Units	49,599	62,461	74,353	85,132	95,863
Unit value	$16.56	$12.99	$20.96	$25.52	$19.25
Net assets	$755,260	$811,477	$1,558,636	$2,172,256	$1,845,725
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.01%	6.16%	1.39%	1.46%	1.26%
Total return (c)	27.48%	(38.02)%	(17.85)%	32.53%	11.85%

Partner Utilities
Units	2,679	3,062
Unit value	$7.72	$6.98
Net assets	$19,594	$21,382
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	2.39%
Total return (c)	10.61%	(30.16)%

Partner Small Cap Growth
Units	20,784	26,435	27,423	29,992	31,967
Unit value	$10.32	$7.76	$13.84	$12.91	$11.61
Net assets	$198,327	$205,083	$379,498	$387,304	$371,262
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.09%	0.01%	0.00%	0.00%	0.00%
Total return (c)	33.08%	(43.94)%	7.16%	11.19%	2.67%

Partner Small Cap Value
Units	25,150	26,498	35,163	35,102	47,627
Unit value	$19.07	$14.83	$20.58	$21.06	$17.55
Net assets	$444,490	$392,966	$723,895	$739,325	$835,992
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.84%	1.16%	0.35%	0.21%	0.22%
Total return (c)	28.62%	(27.96)%	(2.27)%	19.99%	3.57%

Small Cap Stock
Units	79,609	87,463	106,931	122,334	124,800
Unit value	$12.95	$10.89	$17.65	$16.84	$15.11
Net assets	$954,775	$952,363	$1,886,984	$2,059,662	$1,886,237
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.95%	1.00%	0.28%	0.12%	0.04%
Total return (c)	18.89%	(38.30)%	4.81%	11.40%	7.46%

Small Cap Index
Units	82,245	100,376	124,303	150,199	172,198
Unit value	$27.51	$22.23	$32.66	$33.24	$29.34
Net assets	$2,098,076	$2,231,498	$4,059,718	$4,992,711	$5,052,068
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.01%	1.18%	0.64%	0.72%	0.67%
Total return (c)	23.74%	(31.93)%	(1.75)%	13.30%	6.00%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Mid Cap Growth II
Units	9,871	14,134	20,593	19,055	21,841
Unit value	$12.37	$8.39	$14.83	$12.54	$11.69
Net assets	$112,541	$118,584	$305,395	$238,865	$255,275
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.30%	0.44%	0.17%	0.00%
Total return (c)	47.45%	(43.43)%	18.31%	7.25%	9.84%

Mid Cap Growth
Units	109,453	127,738	112,763	127,322	155,159
Unit value	$13.78	$9.25	$15.90	$13.43	$12.52
Net assets	$1,376,900	$1,181,119	$1,793,382	$1,709,950	$1,942,329
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.02%	1.23%	0.42%	0.11%	0.00%
Total return (c)	49.07%	(41.86)%	18.42%	7.28%	9.89%

Partner Mid Cap Value
Units	4,397	10,562	10,055	10,058	2,843
Unit value	$11.17	$8.55	$13.33	$13.08	$11.45
Net assets	$46,169	$90,281	$134,006	$131,582	$32,545
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.74%	1.59%	0.00%	1.28%	0.93%
Total return (c)	30.69%	(35.86)%	1.86%	14.29%	14.47%

Mid Cap Stock
Units	84,561	95,008	116,369	132,547	124,759
Unit value	$12.17	$8.86	$15.15	$14.51	$12.96
Net assets	$952,771	$841,946	$1,762,672	$1,923,506	$1,616,479
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.58%	1.13%	0.83%	0.35%	0.17%
Total return (c)	37.37%	(41.49)%	4.38%	12.00%	14.93%

Mid Cap Index
Units	57,497	74,595	92,336	116,372	118,541
Unit value	$14.09	$10.44	$16.59	$15.61	$14.39
Net assets	$752,625	$778,533	$1,531,734	$1,816,391	$1,706,134
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.98%	1.39%	0.98%	0.95%	0.50%
Total return (c)	35.00%	(37.09)%	6.28%	8.45%	10.95%

Partner Worldwide Allocation
Units	7,936	3,478
Unit value	$7.85	$6.04
Net assets	$58,014	$21,004
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	2.47%	1.02%
Total return (c)	30.03%	(39.60)%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Partner International Stock
Units	130,708	164,976	207,873	223,681	241,199
Unit value	$15.74	$12.77	$21.95	$20.11	$16.75
Net assets	$1,909,520	$2,106,381	$4,563,364	$4,497,241	$4,041,231
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	2.22%	4.80%	1.36%	1.42%	1.05%
Total return (c)	23.25%	(41.84)%	9.19%	20.00%	12.30%

Partner Socially Responsible Stock
Units	1,604	—
Unit value	$8.64	$6.45
Net assets	$12,312	$0
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	33.97%	(35.53)%

Partner All Cap Growth
Units	7,532	630
Unit value	$7.87	$5.30
Net assets	$56,249	$3,338
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	48.45%	(47.02)%

Partner All Cap Value
Units	5,525	—
Unit value	$7.71	$5.53
Net assets	$40,354	$0
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	39.45%	(44.68)%

Partner All Cap
Units	40,142	45,720	54,303	56,258	44,203
Unit value	$10.14	$7.99	$14.17	$11.92	$10.46
Net assets	$379,586	$365,332	$769,611	$670,798	$462,162
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.42%	0.38%	0.43%
Total return (c)	26.89%	(43.62)%	18.86%	14.04%	16.87%

Large Cap Growth II
Units	9,651	10,652	12,233	12,603	9,871
Unit value	$10.38	$7.52	$13.11	$11.40	$10.81
Net assets	$92,973	$80,106	$160,427	$143,670	$106,710
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%	0.62%	0.56%	0.77%
Total return (c)	38.05%	(42.65)%	15.02%	5.46%	5.75%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Large Cap Growth
Units	235,923	289,926	332,734	382,938	440,684
Unit value	$11.07	$7.93	$13.84	$12.00	$11.39
Net assets	$2,390,766	$2,298,083	$4,604,744	$4,596,645	$5,018,646
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.74%	1.14%	1.06%	0.51%	0.70%
Total return (c)	39.65%	(42.72)%	15.29%	5.40%	5.69%

Partner Growth Stock
Units	23,052	32,807	39,816	36,964	35,288
Unit value	$11.82	$8.36	$14.62	$13.55	$12.13
Net assets	$254,359	$274,191	$582,299	$500,981	$427,908
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.32%	0.80%	0.53%	0.20%	0.44%
Total return (c)	41.39%	(42.85)%	7.91%	11.77%	5.01%

Large Cap Value
Units	89,432	117,492	146,371	164,106	180,893
Unit value	$14.00	$11.71	$18.05	$17.46	$14.89
Net assets	$1,170,189	$1,375,333	$2,641,920	$2,865,187	$2,693,501
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	1.68%	3.52%	1.23%	1.14%	1.03%
Total return (c)	19.60%	(35.15)%	3.38%	17.26%	5.69%

Large Cap Stock
Units	406,408	467,196	557,450	634,750	706,548
Unit value	$8.42	$6.68	$10.86	$10.22	$9.25
Net assets	$3,160,620	$3,122,241	$6,053,705	$6,489,006	$6,532,948
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.96%	3.00%	1.12%	0.77%	0.90%
Total return (c)	26.00%	(38.46)%	6.23%	10.56%	4.01%

Large Cap Index
Units	205,119	252,508	293,324	353,831	418,834
Unit value	$21.56	$17.30	$27.86	$26.82	$23.55
Net assets	$4,127,076	$4,366,981	$8,169,830	$9,490,684	$9,861,033
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.13%	2.35%	1.70%	1.65%	1.56%
Total return (c)	24.63%	(37.90)%	3.86%	13.93%	3.46%

Equity Income Plus
Units	1,176	499
Unit value	$8.05	$6.98
Net assets	$8,811	$3,483
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	3.55%	2.31%
Total return (c)	15.23%	(30.17)%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Balanced
Units	241,655	296,373	367,652	405,109	489,512
Unit value	$20.59	$17.12	$23.45	$22.51	$20.46
Net assets	$4,613,486	$5,073,519	$8,619,639	$9,119,582	$10,015,330
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.49%	3.75%	3.06%	2.90%	2.50%
Total return (c)	20.25%	(26.98)%	4.15%	10.03%	2.63%

High Yield
Units	109,202	127,613	146,717	171,678	192,876
Unit value	$15.35	$10.83	$13.89	$13.69	$12.57
Net assets	$1,549,959	$1,381,910	$2,037,961	$2,350,268	$2,424,103
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	9.14%	8.98%	8.06%	7.97%	8.04%
Total return (c)	41.71%	(22.04)%	1.46%	8.93%	2.73%

Diversified Income Plus
Units	114,914	136,887	167,230	152,627	177,663
Unit value	$12.97	$9.87	$13.02	$13.31	$11.80
Net assets	$1,391,983	$1,350,581	$2,176,528	$2,031,425	$2,096,798
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	7.83%	6.41%	1.96%	3.89%	7.45%
Total return (c)	31.41%	(24.19)%	(2.21)%	12.77%	2.31%

Partner Socially Responsible Bond
Units	500	—
Unit value	$11.16	$10.18
Net assets	$4,968	$0
Ratio of expenses to net assets (a)	1.25%	1.25%
Investment income ratio (b)	0.00%	0.00%
Total return (c)	9.62%	1.82%

Income
Units	133,857	161,256	175,137	193,686	234,309
Unit value	$13.02	$10.87	$12.35	$12.05	$11.57
Net assets	$1,603,954	$1,753,246	$2,162,567	$2,333,296	$2,711,431
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	5.77%	5.73%	5.30%	5.20%	4.68%
Total return (c)	19.79%	(11.95)%	2.50%	4.10%	1.03%

Bond Index
Units	91,243	113,169	130,053	147,309	170,927
Unit value	$18.41	$17.19	$17.55	$16.81	$16.37
Net assets	$1,589,116	$1,944,945	$2,282,055	$2,476,693	$2,797,285
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.99%	4.88%	4.88%	4.72%	4.23%
Total return (c)	7.13%	(2.06)%	4.37%	2.73%	0.90%

THRIVENT VARIABLE ANNUITY ACCOUNT II

Notes to Financial Statements, continued

(6) Unit Values, continued

Subaccount	2009	2008	2007	2006	2005
Limited Maturity Bond
Units	92,324	111,680	133,786	140,852	175,087
Unit value	$11.91	$10.58	$11.45	$11.15	$10.80
Net assets	$1,026,285	$1,181,501	$1,532,157	$1,570,570	$1,890,719
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	4.14%	4.56%	4.74%	4.44%	3.67%
Total return (c)	12.62%	(7.62)%	2.71%	3.26%	0.68%

Mortgage Securities
Units	25,139	31,956	33,899	35,094	42,014
Unit value	$11.75	$10.53	$11.22	$10.80	$10.45
Net assets	$273,773	$336,403	$380,214	$379,179	$439,026
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	3.56%	4.53%	4.98%	4.98%	4.37%
Total return (c)	11.62%	(6.15)%	3.81%	3.40%	0.72%

Money Market
Units	810,522	1,107,246	1,492,722	1,101,570	1,303,677
Unit value	$1.09	$1.10	$1.09	$1.05	$1.01
Net assets	$820,382	$1,222,230	$1,620,584	$1,151,459	$1,316,185
Ratio of expenses to net assets (a)	1.25%	1.25%	1.25%	1.25%	1.25%
Investment income ratio (b)	0.49%	3.00%	5.05%	4.73%	2.81%
Total return (c)	(0.82)%	1.67%	3.86%	3.53%	1.58%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.
(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

Part A: None

Part B: Financial Statements of Depositor. (*)

            Financial Statements of Thrivent Variable Annuity Account II (*)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Depositor authorizing the establishment of Thrivent Variable Annuity Account II (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Mgt. (4)

4.	a. Variable Annuity Contract (2)(3)

b. 403(b) Tax Sheltered Annuity Endorsement (*)

c. Individual Retirement Annuity Endorsement (*)

d. Roth Individual Retirement Annuity Endorsement (*)

e. SIMPLE Individual Retirement Annuity Endorsement (*)

5.	Standard Application Form. (3)

6.	Articles of Incorporation and Bylaws of the Depositor (*)

7.	Not Applicable.

8.	Participation Agreement between the Depositor and the Thrivent Series Fund, Inc. as of December 15, 2003 (5)

9.	Opinion of Counsel as to the legality of the securities being registered (including written consent). (*)

10.	Consent of Independent Registered Public Accounting Firm - Ernst & Young LLP. (*)

11.	Not Applicable.

12.	Not Applicable.

13.	(a) Powers of Attorney for (6) :

Dr. Addie J. Butler	Paul W. Middeke	Dr. Kurt M. Senske

James M. Hushagen	Frank H. Moeller	Dr. Albert K. Siu

F. Mark Kuhlmann	Alice M. Richter	Allan R. Spies

Richard C. Lundell	James H. Scott	Adrian M. Tocklin

(b) Frederick G. Kraegel (7)

(c) Bonnie E. Raquet and Bradford L. Hewitt (*)

1

(1)	Incorporated by reference from the initial registration statement of Thrivent Variable Annuity Account II, file no. 333-71853, Accession No. 0001075871-99-000005, filed on February 5, 1999.

(2)	Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement of Thrivent Variable Annuity Account II, file no. 333-71853, Accession No. 0001075871-01-000002 filed on February 27, 2001.

(3)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Annuity Account II, Registration No. 333-71853, Accession No. 0001075871-99-000007, filed on May 27, 1999.

(4)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, Accession No. 0001193125-04-064690, filed on April 20, 2004.

(5)	Incorporated by reference from Post-Effective Amendment No. 13 to the registration statement of Thrivent Variable Life Account I, Registration No. 333-103454, Accession No. 0001193125-04-064690 filed on April 19, 2004.

(6)	Incorporated by reference from Post-Effective Amendment No. 12 to the registration statement of Thrivent Variable Annuity Account II, Registration No. 333-71853, Accession No. 0001193125-08-086698, filed on April 22, 2008.

(7)	Incorporated by reference from Post-Effective Amendment No. 13 to the registration statement of Thrivent Variable Annuity Account II, Registration No. 333-71853, Accession No. 0001193125-09-082562 filed on April 20, 2009.

(*)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal Business Address	Positions and Offices with Depositor

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, Texas 78714	Chairman of the Board of Directors

Dr. Addie J. Butler 5417 Laurens Street Philadelphia, Pennsylvania 19144	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Tacomia, Washington 98402-4395	Director

Frederick G. Kraegel 1225 Hyde Lane Henrico, Virginia 23229	Director

F. Mark Kuhlmann SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, Missouri 63146	Vice Chairman of the Board of Directors

2

Name and Principal Business Address	Positions and Offices with Depositor
Richard C. Lundell 7341 Dogwood Excelsior, Minnesota 55331	Director

Paul W. Middeke 55 Forest Valley Court St. Charles, Missouri 63301	Director

Frank H. Moeller 9543 Big View Drive Austin, Texas 78730	Director

Bonnie E. Raquet 15407 McGinty Road West Wayzata, Minnesota 55391-2399	Director

Alice M. Richter 14810 Blakeney Road Eden Prairie, Minnesota 55347	Director

James H. Scott 2853 Tansey Lane Chester Springs, Pennsylvania 19425	Director

Dr. Albert Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Natick, Massachusetts 01761	Director

3

Name and Principal Business Address	Positions and Offices with Depositor
Allan R. Spies 747 Detroit Street Denver, Colorado 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane Suite 801 St. Petersburg, Florida 33715	Director

Bradford L. Hewitt	President and Chief Executive Officer

Pamela J. Moret	Executive Vice President, Strategic Development

James A. Thomsen	Executive Vice President, Member Services

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher 4321 North Ballard Road Appleton, Wisconsin 54919	Senior Vice President, Chief of Staff and Administration

4

Name and Principal Business Address	Positions and Offices with Depositor
Russell W. Swansen	Senior Vice President and Chief Investment Officer

Holly J. Morris, Ph. D.	Senior Vice President and Chief Information Officer

James M. Odland	Vice President and Rule 38(a)-1 Chief Compliance Officer

Paul B. Zastrow	Vice President and Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor, with the exception of SNI Holdco Inc., which is a majority-owned subsidiary of Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation

Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Financial Lifelong Resources Inc.	Not formally engaged in business	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

SNI Holdco Inc.[2]	Holding company with no independent operations	Delaware

SNI Companies[3]	Professional staffing company	Delaware

[1]

Thrivent Asset Management, LLC is a subsidiary of both Thrivent Investment Mgt. and Thrivent Life Insurance Company, both of which are wholly owned subsidiaries of Thrivent Financial. Thrivent Investment Mgt. and Thrivent Life Insurance Company own respectively 60% and 40% of Thrivent Asset Management, LLC’s membership interests.

[2]	Majority-owned subsidiary of Thrivent Financial.
[3]	Wholly owned subsidiary of SNI Holdco Inc.

5

Item 27.	Number of Contract Owners

As of March 31, 2010, there were 1,222 qualified and 1,044 non-qualified contracts.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

6

Section 8 of the Participation Agreement between Thrivent Financial, the Accounts and the Fund contains a provision in which the Fund and Thrivent Financial mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Other activity. Thrivent Investment Mgt. is the principal underwriter for the Contracts.

(b)	Management. The directors and officers of Thrivent Investment Mgt. are listed below. Unless otherwise indicated, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen	Director and President

David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919	Director and Senior Vice President

Karen L. Larson	Director and Vice President

Randall L. Boushek	Director

Carolyn A. Tuohy	Chief Legal Officer and Secretary

Nikki L. Sorum	Vice President

Andrea C. Golis	Chief Compliance Officer

7

Name and Principal Business Address	Positions and Offices with Underwriter
Brian W. Picard 4321 North Ballard Road Appleton, Wisconsin 54919	Director of Business Control Services, Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Director and Chief Financial Officer and Treasurer

Karl D. Anderson	Vice President

Michael J. Fuehrmeyer	Vice President
7197 Golfview Court
Yorkville, IL 60560

Michael J. Haglin 160 Chapel Road Suite 201 Manchester, Connecticut 06040-1625	Vice President

Knut A. Olson	Vice President

Timothy P. Schmidt 701 Xenia Ave. S. Suite 550 Golden Valley, Minnesota 55416-1078	Vice President

Eric W. Verseman	Vice President

Eric J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer M. Fernjack	Assistant Vice President and Compliance Registered Options Principal

Jennifer J. Pope 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Assistant Vice President and Senior Registered Options Principal

Cynthia J. Nigbur	Assistant Secretary

(c)	Not Applicable.

8

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota, 55415 and 4321 North Ballard Road, Appleton, Wisconsin, 54919.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SBC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents as to the single premium immediate variable annuity contracts that are the subject of this registration statement, File Number 33-71853, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Depositor.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on this 19th day of April, 2010.

THRIVENT VARIABLE ANNUITY ACCOUNT II
(Registrant)
By:	Thrivent Financial for Lutherans
(Depositor)

By:	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President and Chief Executive Officer
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of April, 2010:

/s/ Bradford L. Hewitt Bradford L. Hewitt	President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ Randall L. Boushek Randall L. Boushek	Senior Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Paul B. Zastrow Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

A majority of the Board of Directors:*

Dr. Addie J. Butler	Bonnie E. Raquet
James M. Hushagen	Alice M. Richter
Frederick G. Kraegel	James H. Scott
F. Mark Kuhlmann	Dr. Kurt M. Senske
Richard C. Lundell	Dr. Albert Siu
Paul W. Middeke	Allan R. Spies
Frank H. Moeller	Adrian M. Tocklin

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Financial for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ James M. Odland	April 19, 2010
James M. Odland
Attorney-in-Fact

10

THRIVENT VARIABLE ANNUITY ACCOUNT II

INDEX TO EXHIBITS

The exhibits below represent only those exhibits that are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit Number	Name of Exhibit

Ex99(b)4(b)	403(b) Tax Sheltered Annuity Endorsement

Ex99(b)4(c)	Individual Retirement Annuity Endorsement

Ex99(b)4(d)	Roth Individual Retirement Annuity Endorsement

Ex99(b)4(e)	SIMPLE Individual Retirement Annuity Endorsement

Ex99(b).6	Articles of Incorporation and Bylaws of the Depositor

Ex99(b).9	Opinion of Counsel as to the legality of the securities being registered (including written consent)

Ex99(b).10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP

Ex99(b)13(c)	Power of Attorney for Bonnie E. Raquet and Bradford L. Hewitt

11